UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

John S. Brandser
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2019

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund
Investor Class (FMIHX)	Investor Class (FMIMX)	Investor Class (FMIJX)
Institutional Class (FMIQX)	Institutional Class (FMIUX)	Institutional Class (FMIYX)

FMI Funds, Inc.

Advised by Fiduciary Management, Inc.
www.fmifunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Funds’ website www.fmifunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-811-5311.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Funds, you can call 1-800-811-5311 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

FMI Funds, Inc.
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	1
Schedule of Investments	8
Industry Sectors	10

FMI Common Stock Fund
Shareholder Letter	11
Schedule of Investments	18
Industry Sectors	20

FMI International Fund
Shareholder Letter	21
Schedule of Investments	29
Schedule of Forward Currency Contracts	33
Industry Sectors	34

Financial Statements
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	46

Additional Information	56
Expense Example	57
Advisory Agreements	59
Disclosure Information	63

FMI
Large Cap
Fund

March 31, 2019
Dear Fellow Shareholders:

The FMI Large Cap Fund returned 10.68%1 in the March quarter compared to 13.65% for the Standard & Poor’s 500 Index.  From a sector perspective, Producer Manufacturing, Process Industries and Retail Trade helped during the quarter, while Finance, Electronic Technology and Communications lagged.  Masco, eBay and Schlumberger added to results and Berkshire Hathaway, CenturyLink and UnitedHealth Group hurt results.  After strong relative performance but difficult absolute results in the December quarter, stocks roared ahead in calendar quarter one.  Fears that Fed Chief Powell would be different than former chairs Yellen and Bernanke proved ill-placed.  Investors have been treated to more candy, i.e. easy money, or in this case, additional delays in returning to “normal rate policy” after more than a decade of “emergency rate actions.” Stocks and most other financial assets rebounded dramatically from only moderately depressed fourth quarter levels, leaving valuations back near all-time highs.  Market participants have learned not to bet against central banks, regardless of the underlying fundamentals.  Investors, after a one-quarter respite, have returned to growth stocks, continuing a decade-long love affair they believe will never end.  Since 1900 (using the Dow Jones Industrial Average), there have been 21 bull markets, and excluding the present one, the median duration was 2.6 years and the cumulative price gain was 94.2%.  The current bull market is 10 years old and has gained 296% on the same basis.  Oddly, fundamental growth over this period has been below-average.  As value-oriented investors, we often modestly lag growth stock-fueled markets, and this bull market has been no different.  The real measure of performance, however, comes after a full market cycle, which few see coming but history says is inevitable.  Since 1900, there have been 21 bear markets, with a median duration of 1.43 years and a price return of -37.2%.  As investors increasingly abandon risk-sensitive investments chasing growth and index products, we remain steadfast in our belief that in the end, fundamentals win – not momentum or popularity.

Unemployment and inflation rates are low.  Personal and corporate income tax rates have been cut.  Stocks are higher.  What’s not to like about today’s environment?  While we are gratified to be near the government’s definition of full employment, we wonder why so many people are not working.  The Federal Reserve Bank of St. Louis reports that in February of 2019, the employed-to-population ratio was 60.7%, compared to 64.6% in February of 2000.  The labor participation rate is significantly lower than a decade ago.  Ten years past the last recession, the number of people on SNAP, the Supplemental Nutrition Assistance Program (“food stamps”), remains approximately 38 million, which is significantly higher than the last recession.  Additionally, 10 million individuals are categorized as disabled (almost double from 20 years ago).

Despite a return to fiscal stimulus and a dramatic rise in the budget deficit, the data suggests the United States economy has slowed considerably in recent months, and many economies around the globe are experiencing the same thing.  At the beginning of the year, the Blue Chip consensus for first quarter U.S. GDP growth was over 2%.  The estimate is less than 1.5% as of late March, while the Atlanta Fed’s GDPNow forecast (as of 3/10/19) for the first calendar quarter had fallen to just

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[1]	The FMI Large Cap Fund Investor Class (FMIHX) and the FMI Large Cap Fund Institutional Class (FMIQX) had a return of 10.68% and 10.70%, respectively, for the first quarter of 2019.

0.4%.  The yield spread between the 3-Month Treasury Bill and the 10-Year Treasury Bond recently inverted, which is often a precursor to recession.  The Organisation for Economic Co-operation and Development (OECD) world growth estimate for first quarter real GDP is now 3.3%, down from 3.6% last year.  Germany and China’s economies have experienced notable weakening, with Germany’s GDP growth barely above recession levels.  The German 10-year bond yield is negative as of March 26th.  China’s growth is expected to slow to 6.2% from 6.5%, according to the World Bank.  While Chinese data is notoriously unreliable (a recent Brookings Institute study suggests China’s economy is 12% smaller than the official figures), anecdotal information such as electricity usage, equipment orders, and the resumption of stimulative monetary and fiscal actions suggest significant slowing.  Early this March, just three months after ending the long-term quantitative easing program, the European Central Bank said it would hold interest rates at subzero levels at least through the end of 2019 and provide capital [from where?] to boost bank lending.  Does anyone ever stop to wonder why, after years of artificially low interest rates and extraordinarily accommodative fiscal policies, economic growth is not higher?

At some point, people will begin to understand that economic growth is a function of labor hours and productivity (Figure 1).  With U.S. productivity growth, population growth, and labor hours growth relatively low from a historical perspective, it is not surprising that GDP growth has been significantly less than long-term averages. The Eurozone is in even tougher shape, as population growth and productivity growth are lower than in the United States, as the accompanying chart from the Financial Times attests (Figure 2).

In previous letters we have shown that over long periods of time, corporate sales and earnings growth essentially mirrors nominal GDP growth.  Corporate performance is, in a sense, a proxy for GDP (most economic activity involves buying products and services from companies).  Historically, growth in sales, earnings, and GDP has clustered around 5%, although recently it has been less than this.  In March, The Leuthold Group published the sales and earnings growth of the S&P 500 from the 2007 cycle peak through March of 2019.  The S&P 500 sales per share advanced at a 2.6% rate, and earnings per share grew at a 3.8% clip – both figures benefitting from strong stock repurchases.  Most analysts find these figures shockingly low, especially juxtaposed to the earnings growth rates bandied about on CNBC or Bloomberg.  The disconnect from the actual figures and “excellent earnings growth” one constantly hears from the media comes back to the phenomenon we have illuminated in recent missives: “adjusted earnings.”  The massive write-offs at Kraft Heinz, General Electric, Teva and many others, along with the multitude of smaller, ever-recurring write-downs most companies are reporting, are really a true-up of formerly inflated earnings.  And there is simply no explaining away 2.6% sales growth. We live in a slow-growth world, yet stocks seem to live on a different planet; in bull markets, realism is in short supply.

With equities advancing faster than underlying earnings, adjusted or otherwise, it leaves valuations back near historical highs (Figure 3). The late 2018 swoon was quickly wiped away by the “Powell

Put” further ingraining in investors’ minds that there is no real or lasting risk to owning financial assets.  The length and magnitude of this stock market cycle seems to have dulled the senses of investors.  They want the performance of growth stocks, or at least the index, regardless of the underlying fundamentals or valuations (Figure 4).  Although Wall Street-adjusted earnings growth estimates (not to mention GAAP2 estimates) for the S&P 500 have slowed to zero or lower for the March quarter, it doesn’t seem to affect stock prices. Neither does a budget deficit again exceeding $1 trillion, federal debt surpassing $22 trillion, total debt-to-GDP of 250% (Figure 5), a venomous political climate, or a majority of young people – and even some high-profile politicians – favoring socialism over capitalism.

We are actually quite optimistic that the U.S. and the world will overcome most of the aforementioned negatives; there is a long history of problems being fixed.  High valuations and the depth of some of the challenges, however, influence our opinion of what to expect out of stocks in the near-to-intermediate term, as well as the style that will win in the long run.  Historically, value stocks have provided better protection on the downside, and have typically outperformed over a full market cycle; unless a hundred years of market history are no longer valid, we stand firm in this belief.

Before discussing a couple of investments that epitomize our approach, we’d like to take a moment to review the Fund’s sector weightings, with specific emphasis on areas we are avoiding.

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[2]	Generally Accepted Accounting Principles

Since inception, the Fund has usually been underweight most technology-related sectors due to a few factors.  First, the reward-to-risk ratio is not high enough; though there are periodic big winners in the Technology sector, there are also many losers.  In portfolios where diversification doesn’t matter, one could let a winning stock overcome the bad ones; however, in professionally-managed portfolios or mutual funds, wherein there are either regulatory or self-imposed position size limits, the winning stock must usually be trimmed, mitigating some of the ability to cover the decliners. Next, when we study the return on invested capital (ROIC) for various Technology sectors, we don’t find the spread over the rest of the universe great enough to justify a large exposure.  Finally, we are underweight Technology because the time required to stay on top of fast-moving and knowledge-intensive industries is tremendous;  it is counterproductive to spend a disproportionate amount of time on something that won’t deliver a commensurate reward. So, in high-tech we tend to focus on service companies and downstream technology stocks, where the customer base is stickier and the information paper chase is less time-consuming.

The Utilities and the Energy sectors, specifically Exploration & Production (E&P), are two additional areas wherein we are perennially underweight.  Even when multiples are cheap (which they are not), we generally find utilities unattractive.  It is questionable whether most utility companies even earn their true cost of capital, but, being charitable, let’s just say that it is a very low return business; additionally, growth is almost non-existent or negative in many regions.  Finally, utility companies are generally very levered businesses.  The E&P space is also a low-returning sector over a full cycle.  Discipline is in short supply, and illogical capital flows tend to ruin the economics of this business; E&P has wonderful “trading” moves from time to time, but it is a difficult place for long-term buy-and-hold type investors.

The last area where we have little exposure today is the “Big Pharma” sector. Since 2010, Deloitte has tracked the research and development (R&D) productivity for the top twelve global publicly-listed pharmaceutical companies: Amgen, AstraZeneca, Bristol-Myers Squibb, Eli Lilly, GlaxoSmithKline, Johnson & Johnson, Merck & Co., Novartis, Pfizer, Roche, Sanofi, and Takeda.3  R&D returns for the cohort have plunged, falling from 10.1% in 2010 to just 1.9% in 2018.

The reason that returns have deteriorated is twofold:  costs are rising rapidly and forecast revenue is falling – a toxic combination. The cost to bring a compound to market has increased by over 80% the past eight years, from $1.188 billion in 2010 to $2.168 billion in 2018. At the same time, forecasted peak sales per compound have more than halved since 2010, falling from $816 million to $407 million. Even with record-low interest rates, it’s very difficult to make the case that Big Pharma has been earning its cost of capital in recent years.  For years, Big Pharma has seen the writing on the wall and has opted to shoot their way out with expensive mergers and acquisitions (M&A). Informa Pharma Intelligence estimates that in 2018, biopharma M&A activity reached an astounding ~$265 billion, up 26% versus 2017. Takeda’s $64 billion acquisition of Shire led the charge. In early 2019, Bristol Myers Squibb announced a ~$95 billion acquisition of Celgene, in the largest pharmaceutical deal on record. While it might be easier to buy growth than to build it, acquisitions often fail to earn their cost of capital, especially at today’s lofty valuations.

Studying the long-term fundamentals of Big Pharma is instructive. For the cohort, total ROIC peaked at 29.8% in 2000. ROIC has since collapsed, averaging just 11.4% over the last five years, down by over 60%. To make matters worse, the 5-year average is overstated, as it fails to capture the tens of billions of dollars of impairments and write-downs that are ignored by Wall Street but help to inflate the ROIC calculation (i.e., lower invested capital, depreciation, and amortization in subsequent years).  While some of our peers focus on relatively low “adjusted” price-to-earnings (P/E) multiples, we think the Big Pharma stocks are more expensive than they appear and the structural challenges are far deeper than commonly perceived.

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[3]	“Unlocking R&D productivity: Measuring the return from pharmaceutical innovation 2018.” Published electronically by Deloitte.

The Fund typically does not have any major sectors that are always overweight.  Today, some of our overweight contingent includes Producer Manufacturing, Industrial Services, Consumer Services, Consumer Non-Durables, Retail Trade and Process Industries. Our focus is on individual securities and the diversity that each company brings in terms of sales, earnings and geographic exposure.  We strive for broadly diversified portfolios and often address industries through downstream exposure.  For example, we get energy exposure by owning Schlumberger, who provides the proverbial picks and shovels to the energy producers.  We get health care exposure by owning UnitedHealth Group, Cerner, Smith & Nephew, and Quest Diagnostics, which is a combination of claims management, insurance, service provider, software, product manufacturer and lab services.  Our utility exposure is through the utilities owned within Berkshire Hathaway.

Today, the Fund is positioned relatively defensively.  In the difficult fourth quarter of 2018, the Fund outperformed, and that has historically been the pattern in difficult markets.  In the current environment we remain cautious and are prudently deploying capital to deliver both good absolute and risk-adjusted returns.

Below we highlight two Fund investments.

Fox Corp. (FOX/FOXA)
(Analyst: Dan Sievers)
Description

Following the sale of certain Twenty-First Century Fox assets to Disney, Fox Corp. is almost wholly focused on U.S. news and sports content that will continue to be watched live, unlike scripted comedies and dramas, which are increasingly watched “on-demand.”  Fox will be organized into three primary operating segments: Television (Fox Broadcast Network + 28 owned and operated television stations), Cable News (Fox News + Fox Business), and Cable Sports (Fox Sports 1 & 2, and 51% of Big 10 Network).  Fox’s three segments are a portfolio of networks for which carriage is collectively negotiated and contracted. For fiscal year 2019, Morgan Stanley estimates the following segment contributions: Television (51% of revenues), Cable News (28%), and Cable Sports (21%). Revenues will be comprised of 49% monthly fees (affiliate fees, retransmission fees, reverse-retransmission fees), 45% advertising, and 6% other.

Good Business

•	Fox is focused on U.S. news and sports, which will continue to be viewed live.

•	49% of Fox revenues (and a higher percentage of profits) are generated by monthly fees from multi-year contracts with annual escalators that add some visibility to growth.

•
Fox News is both a cash cow and growth engine (Morgan Stanley and UBS expect a 6% and 9% compound annual growth rate, respectively, for revenue and profit growth) and functions as a strategic centerpiece: Fox News is too valuable for a pay TV operator to attempt to drop any Fox channels. Cable News is expected to generate a segment margin of 67% in the 2019 fiscal year.

•
While the Fox Broadcast network and its stations will remain important strategic portfolio assets, the combination is generating just a ~7% margin, which we think can increase with further gains in retransmission and reverse retransmission fees. Similarly, the Cable Sports segment is generating an 18% segment margin, which may increase as recent step-ups in sports content volumes have temporarily weighed on margins. The Cable Sports segment is expected to grow around 7%-8% over the foreseeable future.

•	The company’s balance sheet is sound; we expect net debt-to-EBITDA[4] to be 1.6 times -1.9 times at fiscal year-end (June 30, 2019).

•	Fox will have limited capital requirements and likely a very high return on tangible assets.

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[4]	Earnings before interest, taxes, depreciation and amortization.

•
The estimated net present value of the Disney deal’s tax savings is $2.6 billion; other assets comprise Fox Studio Land (>$1 billion), 12% of Draft Kings ($65 million), Caffeine ($100 million) and Other Unconsolidated Assets ($300 million).

Valuation

•
Fox currently trades at approximately 13.5 times fiscal 2020 estimates.  GAAP earnings will be affected by the accounting treatment related to the Disney deal.  We expect economic earnings to grow at a double-digit rate over the next several years.

•
Our best estimate of the sum-of-the-parts value for Fox is over 20% higher than the current stock price.  Fox will have a variety of minority and non-earning assets that it may monetize (e.g., Fox Studio Land, Roku shares, and Draft Kings shares).

Management

•
The Murdoch family presently controls nearly 40% of the voting interest in FOX. Lachlan Murdoch (47) will be CEO, although we expect Rupert, Lachlan and James Murdoch all to be involved in the company.

•
The Murdochs must be given credit for fully monetizing much of the value they created in Twenty-First Century Fox’s general entertainment and international assets. That said, we regard capital allocation as among the biggest risks at Fox. While copious free cash flow will go towards reinvestment, a small dividend, and share repurchases, we expect some modest M&A activity.

Investment Thesis

The Murdoch clan can certainly be mercurial at times, but they should be given credit for creating and realizing value for outside shareholders at Twenty-First Century Fox.  They have rebooted Fox Corp. as an enterprise focused on news and sports franchises, where live viewing is preferred.  The market remains concerned about dependence on pay TV packages, but we believe this risk is manageable.  The business should generate excellent cash flow growth in the coming years, and with a solid balance sheet and a low valuation, we think the reward-to-risk ratio is attractive.

PPG Industries Inc. (PPG)
(Analyst:  Andy Ramer)
Description

PPG is one of the largest manufacturers of paints and coatings in the world, with sales of more than $15 billion.  The company has a diversified portfolio of products across consumer and industrial end markets and two reportable business segments: Performance Coatings (59% of sales and 57% of earnings before interest and taxes [EBIT]), and Industrial Coatings (41% and 43%).  Sales by subsegment break down as:  Performance Coatings, which include Architectural Coatings (35%), Automotive Refinishing (11%), Aerospace (8%), and Protective & Marine (5%).  Industrial Coatings comprise:  Automotive OEM (17%), Industrial (15%), Packaging (5%), and Specialty Coatings & Materials (4%).  The U.S. accounts for 40% of sales.

Good Business

•
PPG holds a top three global share in all major paints and coatings end markets.  The intensifying technical specifications and performance qualifications of customers is benefiting large sophisticated companies like PPG.  Industry consolidation is leading to an R&D critical mass that few can replicate.

•
The products are used by customers to protect their assets from corrosion (thus extending useful lives) and for aesthetic and functional purposes, such as managing reflection and absorption of various light wavelengths.

•	The industry has pricing power. Prices have generally kept up with cost inflation (albeit with a lag) and remain resilient in periods of cost deflation, thereby improving margins.

The cost of the product is typically small compared to either the labor or capital costs of the customer’s application process, but the product is critical to end customer satisfaction.

•	PPG generates half of its sales from the aftermarket (maintenance), which typically helps to provide some earnings and cash flow stability throughout the cycle. Almost everything gets painted.

•	The ROIC is in the mid-teens. Write-offs over the last decade have been de minimis.

•
PPG is focused on what is in its control, like costs and new product introductions, irrespective of the economic backdrop.  The business is capital-light and labor-intensive, the supply chain is relatively short since paint is heavy to ship, and the company employs a batch manufacturing process, thus making it easier for PPG to react to business cycles.

•	This is an understandable business.

•	The company has an industry-leading balance sheet with a leverage ratio of 1.6 times and a solid investment-grade credit rating. Free cash flow is typically equal to, or greater than, net income.

Valuation

•	Shares of PPG have underperformed the market for some time, as the company has been challenged by higher raw materials costs and mixed sales growth.

•	At the current share price, the stock is being valued at an enterprise value-to-last 12 months sales multiple of 1.9, which puts PPG at below its 5-year average of 2.0.

•	The P/E multiples on 2019 and 2020 estimates are 17.0 and 15.2, respectively. The enterprise value-to 2019 estimated EBIT multiple is equivalent to 12.6, on a tax-adjusted basis.

Management

•
Michael McGarry has been CEO since September 2015, and Chairman since September 2016.  He has been characterized as a strong operator who is focused on accelerating profitable organic volume growth through innovation.  Vincent Morales has been CFO since March 2017.

•	Compensation for executive officers is tied in part to the company achieving a 12% cash flow return on capital.

•	With record levels of stock buy backs in the past three quarters, the year-end 2018 share count is expected to be down by approximately 10% from the time when PPG abandoned its bid for AkzoNobel.

•
Trian Partners announced its investment in PPG in October 2018.  The prominent activist investor owned 4.1 million shares as of September 30, 2018, stating: “Coatings is one of the most attractive sub-segments within chemicals on account of its $140 billion addressable market, rapidly consolidating industry landscape, resilient margins and highly value-add product lines.”

Investment Thesis

The investment case for PPG is predicated upon margin recovery through price increases, stabilization of raw material prices, renewed organic volume growth, and effective deployment of capital.  If the company can deliver on these and return to earnings per share growth of at least 10%, investors will likely re-rate the stock.  A recession or poor automotive cycle will temporarily hurt the story, and those fears are currently affecting the multiple. Trian will not challenge PPG’s board of directors at its 2019 shareholder meeting after the company met some of the activist’s demands, which include an exploration into separating architectural from industrial coatings, de-staggering the board, and removing supermajority voting.

Thank you for your confidence in the FMI Large Cap Fund.

This shareholder letter is unaudited.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
March 31, 2019 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 92.4% (a)

COMMERCIAL SERVICES SECTOR — 2.6%
	Advertising/Marketing Services — 2.6%
1,860,000	Omnicom Group Inc.	$125,349,011	$135,761,400

COMMUNICATIONS SECTOR — 1.6%
	Specialty Telecommunications — 1.6%
6,730,000	CenturyLink Inc.	132,434,340	80,692,700

CONSUMER DURABLES SECTOR — 2.9%
	Tools & Hardware — 2.9%
1,095,000	Stanley Black & Decker Inc.	106,646,597	149,106,150

CONSUMER NON-DURABLES SECTOR — 10.3%
	Beverages: Non-Alcoholic — 3.5%
1,455,000	PepsiCo Inc.	146,874,516	178,310,250

	Food: Major Diversified — 3.5%
1,890,000	Nestlé S.A. — SP-ADR	88,816,624	180,154,800

	Household/Personal Care — 3.3%
2,925,000	Unilever PLC — SP-ADR	127,575,366	168,831,000

CONSUMER SERVICES SECTOR — 6.1%
	Broadcasting — 2.4%
1,550,000	Fox Corp. — Cl A*	62,268,615	56,900,500
1,858,333	Fox Corp. — Cl B*	43,563,973	66,676,993
		105,832,588	123,577,493
	Other Consumer Services — 3.7%
5,165,000	eBay Inc.	106,389,207	191,828,100

ELECTRONIC TECHNOLOGY SECTOR — 2.1%
	Electronic Components — 2.1%
1,325,000	TE Connectivity Ltd.	35,123,994	106,993,750

FINANCE SECTOR — 15.5%
	Investment Managers — 1.2%
1,930,000	Franklin Resources Inc.	62,018,367	63,960,200

	Major Banks — 6.5%
2,900,000	Bank of New York Mellon Corp.	58,571,246	146,247,000
1,870,000	JPMorgan Chase & Co.	119,946,365	189,300,100
		178,517,611	335,547,100
	Multi-Line Insurance — 5.0%
1,285,000	Berkshire Hathaway Inc. — Cl B*	75,685,324	258,143,650

	Property/Casualty Insurance — 2.8%
1,040,000	Chubb Ltd.	139,835,797	145,683,200

HEALTH SERVICES SECTOR — 7.5%
	Health Industry Services — 3.1%
1,770,000	Quest Diagnostics Inc.	176,590,417	159,158,400

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 92.4% (a) (Continued)

HEALTH SERVICES SECTOR — 7.5% (Continued)
	Managed Health Care — 4.4%
915,000	UnitedHealth Group Inc.	$65,408,101	$226,242,900

HEALTH TECHNOLOGY SECTOR — 2.7%
	Medical Specialties — 2.7%
3,510,000	Smith & Nephew PLC — SP-ADR	130,172,316	140,786,100

INDUSTRIAL SERVICES SECTOR — 2.6%
	Oilfield Services/Equipment — 2.6%
3,055,000	Schlumberger Ltd.	169,923,491	133,106,350

PROCESS INDUSTRIES SECTOR — 5.0%
	Chemicals: Agricultural — 2.7%
2,650,000	Nutrien Ltd.	107,477,565	139,814,000

	Industrial Specialties — 2.3%
1,060,000	PPG Industries Inc.	108,729,116	119,642,200

PRODUCER MANUFACTURING SECTOR — 10.7%
	Building Products — 3.9%
5,165,000	Masco Corp.	185,816,365	203,036,150

	Industrial Conglomerates — 4.5%
1,475,000	Honeywell International Inc.	132,866,976	234,407,000

	Trucks/Construction/Farm Machinery — 2.3%
1,715,000	PACCAR Inc.	69,004,635	116,860,100

RETAIL TRADE SECTOR — 10.8%
	Apparel/Footwear Retail — 3.2%
3,125,000	The TJX Companies Inc.	107,380,293	166,281,250

	Discount Stores — 7.6%
1,700,000	Dollar General Corp.	123,671,959	202,810,000
1,830,000	Dollar Tree Inc.*	165,643,321	192,223,200
		289,315,280	395,033,200
TECHNOLOGY SERVICES SECTOR — 9.1%
	Information Technology Services — 6.7%
1,085,000	Accenture PLC	31,200,058	190,981,700
2,720,000	Cerner Corp.*	142,015,413	155,611,200
		173,215,471	346,592,900
	Packaged Software — 2.4%
2,290,000	Oracle Corp.	88,820,163	122,995,900

TRANSPORTATION SECTOR — 2.9%
	Air Freight/Couriers — 2.9%
1,980,000	Expeditors International of Washington Inc.	73,133,994	150,282,000
	Total common stocks	3,308,953,525	4,772,828,243

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 7.6% (a)
	Bank Deposit Account — 7.6%
$391,706,122	U.S. Bank N.A., 2.38%^	$391,706,122	$391,706,122
	Total short-term investments	391,706,122	391,706,122
	Total investments — 100.0%	$3,700,659,647	5,164,534,365
	Other assets, less liabilities — 0.0% (a)		2,345,348
	TOTAL NET ASSETS — 100.0%		$5,166,879,713

*	Non-income producing security.
^	The rate shown is as of March 31, 2019.
(a)	Percentages for the various classifications relate to total net assets.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of March 31, 2019 (Unaudited)

FMI
Common Stock
Fund

March 31, 2019
Dear Fellow Shareholders:

The FMI Common Stock Fund returned 15.12%1 in the March quarter compared to 14.58% for the Russell 2000 Index.  From a sector perspective, Producer Manufacturing, Finance and Commercial Services helped during the quarter, while Technology Services, Health Technology and Consumer Services lagged.  Armstrong World Industries, Ryder System and Woodward added to results while Interpublic Group, MSC Industrial Direct and Cars.com were also positive contributors, but underperformed in relative terms.  After strong relative performance but difficult absolute results in the December quarter, stocks roared ahead in calendar quarter one.  Fears that Fed Chief Powell would be different than former chairs Yellen and Bernanke proved ill-placed.  Investors have been treated to more candy, i.e. easy money, or in this case, additional delays in returning to “normal rate policy” after more than a decade of “emergency rate actions.” Stocks and most other financial assets rebounded dramatically from only moderately depressed fourth quarter levels, leaving valuations back near all-time highs.  Market participants have learned not to bet against central banks, regardless of the underlying fundamentals.  Investors, after a one-quarter respite, have returned to growth stocks, continuing a decade-long love affair they believe will never end.  Since 1900 (using the Dow Jones Industrial Average), there have been 21 bull markets, and excluding the present one, the median duration was 2.6 years and the cumulative price gain was 94.2%.  The current bull market is 10 years old and has gained 296% on the same basis.  Oddly, fundamental growth over this period has been below-average.  As value-oriented investors, we often modestly lag growth stock-fueled markets, and this bull market has been no different.  The real measure of performance, however, comes after a full market cycle, which few see coming but history says is inevitable.  Since 1900, there have been 21 bear markets, with a median duration of 1.43 years and a price return of -37.2%.  As investors increasingly abandon risk-sensitive investments chasing growth and index products, we remain steadfast in our belief that in the end, fundamentals win – not momentum or popularity.

Unemployment and inflation rates are low.  Personal and corporate income tax rates have been cut.  Stocks are higher.  What’s not to like about today’s environment?  While we are gratified to be near the government’s definition of full employment, we wonder why so many people are not working.  The Federal Reserve Bank of St. Louis reports that in February of 2019, the employed-to-population ratio was 60.7%, compared to 64.6% in February of 2000.  The labor participation rate is significantly lower than a decade ago.  Ten years past the last recession, the number of people on SNAP, the Supplemental Nutrition Assistance Program (“food stamps”), remains approximately 38 million, which is significantly higher than the last recession.  Additionally, 10 million individuals are categorized as disabled (almost double from 20 years ago).

Despite a return to fiscal stimulus and a dramatic rise in the budget deficit, the data suggests the United States economy has slowed considerably in recent months, and many economies around the globe are experiencing the same thing.  At the beginning of the year, the Blue Chip consensus for first quarter U.S. GDP growth was over 2%.  The estimate is less than 1.5% as of late March, while the Atlanta Fed’s GDPNow forecast (as of 3/10/19) for the first calendar quarter had fallen to just

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[1]	The FMI Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) had a return of 15.12% and 15.16%, respectively, for the first quarter of 2019.

0.4%.  The yield spread between the 3-Month Treasury Bill and the 10-Year Treasury Bond recently inverted, which is often a precursor to recession.  The Organisation for Economic Co-operation and Development (OECD) world growth estimate for first quarter real GDP is now 3.3%, down from 3.6% last year.  Germany and China’s economies have experienced notable weakening, with Germany’s GDP growth barely above recession levels.  The German 10-year bond yield is negative as of March 26th.  China’s growth is expected to slow to 6.2% from 6.5%, according to the World Bank.  While Chinese data is notoriously unreliable (a recent Brookings Institute study suggests China’s economy is 12% smaller than the official figures), anecdotal information such as electricity usage, equipment orders, and the resumption of stimulative monetary and fiscal actions suggest significant slowing.  Early this March, just three months after ending the long-term quantitative easing program, the European Central Bank said it would hold interest rates at subzero levels at least through the end of 2019 and provide capital [from where?] to boost bank lending.  Does anyone ever stop to wonder why, after years of artificially low interest rates and extraordinarily accommodative fiscal policies, economic growth is not higher?

At some point, people will begin to understand that economic growth is a function of labor hours and productivity (Figure 1).  With U.S. productivity growth, population growth, and labor hours growth relatively low from a historical perspective, it is not surprising that GDP growth has been significantly less than long-term averages. The Eurozone is in even tougher shape, as population growth and productivity growth are lower than in the United States, as the accompanying chart from the Financial Times attests (Figure 2).

In previous letters we have shown that over long periods of time, corporate sales and earnings growth essentially mirrors nominal GDP growth.  Corporate performance is, in a sense, a proxy for GDP (most economic activity involves buying products and services from companies).  Historically, growth in sales, earnings, and GDP has clustered around 5%, although recently it has been less than this.  In March, The Leuthold Group published the sales and earnings growth of the Standard & Poor’s 500 Index from the 2007 cycle peak through March of 2019. The S&P 500 sales per share advanced at a 2.6% rate, and earnings per share grew at a 3.8% clip – both figures benefitting from strong stock repurchases.  Most analysts find these figures shockingly low, especially juxtaposed to the earnings growth rates bandied about on CNBC or Bloomberg.  The disconnect from the actual figures and “excellent earnings growth” one constantly hears from the media comes back to the phenomenon we have illuminated in recent missives: “adjusted earnings.”  The massive write-offs at Kraft Heinz, General Electric, Teva and many others, along with the multitude of smaller, ever-recurring write-downs most companies are reporting, are really a true-up of formerly inflated earnings.  And there is simply no explaining away 2.6% sales growth. We live in a slow-growth world, yet stocks seem to live on a different planet; in bull markets, realism is in short supply.

With equities advancing faster than underlying earnings, adjusted or otherwise, it leaves valuations back near historical highs (Figure 3). The late 2018 swoon was quickly wiped away by the “Powell

Put” further ingraining in investors’ minds that there is no real or lasting risk to owning financial assets.  The length and magnitude of this stock market cycle seems to have dulled the senses of investors.  They want the performance of growth stocks, or at least the index, regardless of the underlying fundamentals or valuations (Figure 4).  Although Wall Street-adjusted earnings growth estimates (not to mention GAAP2  estimates) for the S&P 500 have slowed to zero or lower for the March quarter, it doesn’t seem to affect stock prices. Neither does a budget deficit again exceeding $1 trillion, federal debt surpassing $22 trillion, total debt-to-GDP of 250% (Figure 5), a venomous political climate, or a majority of young people – and even some high-profile politicians – favoring socialism over capitalism.

We are actually quite optimistic that the U.S. and the world will overcome most of the aforementioned negatives; there is a long history of problems being fixed.  High valuations and the depth of some of the challenges, however, influence our opinion of what to expect out of stocks in the near-to-intermediate term, as well as the style that will win in the long run.  Historically, value stocks have provided better protection on the downside, and have typically outperformed over a full market cycle; unless a hundred years of market history are no longer valid, we stand firm in this belief.

Before discussing a couple of investments that epitomize our approach, we’d like to take a moment to review the Fund’s sector weightings, with specific emphasis on areas we are avoiding.

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[2]	Generally Accepted Accounting Principles

Since inception, the Fund has usually been underweight most technology-related sectors due to a few factors.  First, the reward-to-risk ratio is not high enough; though there are periodic big winners in the Technology sector, there are also many losers.  In portfolios where diversification doesn’t matter, one could let a winning stock overcome the bad ones; however, in professionally-managed portfolios or mutual funds, wherein there are either regulatory or self-imposed position size limits, the winning stock must usually be trimmed, mitigating some of the ability to cover the decliners. Next, when we study the return on invested capital (ROIC) for various Technology sectors, we don’t find the spread over the rest of the universe great enough to justify a large exposure.  Finally, we are underweight Technology because the time required to stay on top of fast-moving and knowledge-intensive industries is tremendous;  it is counterproductive to spend a disproportionate amount of time on something that won’t deliver a commensurate reward. So, in high-tech we tend to focus on service companies and downstream technology stocks, where the customer base is stickier and the information paper chase is less time-consuming.

The Utilities and the Energy sectors, specifically Exploration & Production (E&P), are two additional areas wherein we are perennially underweight.  Even when multiples are cheap (which they are not), we generally find utilities unattractive.  It is questionable whether most utility companies even earn their true cost of capital, but, being charitable, let’s just say that it is a very low return business; additionally, growth is almost non-existent or negative in many regions.  Finally, utility companies are generally very levered businesses.  The E&P space is also a low-returning sector over a full cycle.  Discipline is in short supply, and illogical capital flows tend to ruin the economics of this business; E&P has wonderful “trading” moves from time to time, but it is a difficult place for long-term buy-and-hold type investors.

The last area where we have little exposure today is in Pharmaceuticals and Biotechnology.  Since 2010, Deloitte has tracked the research and development (R&D) productivity for the top twelve global publicly-listed pharmaceutical companies: Amgen, AstraZeneca, Bristol-Myers Squibb, Eli Lilly, GlaxoSmithKline, Johnson & Johnson, Merck & Co., Novartis, Pfizer, Roche, Sanofi, and Takeda.3  R&D returns for the cohort have plunged, falling from 10.1% in 2010 to just 1.9% in 2018.  The smaller cap biotechnology arena is even more bleak as the vast majority of companies lose money.

The reason that pharmaceutical investment returns have deteriorated is twofold: costs are rising rapidly and forecast revenue is falling – a toxic combination. The cost to bring a compound to market has increased by over 80% the past eight years, from $1.188 billion in 2010 to $2.168 billion in 2018. At the same time, forecasted peak sales per compound have more than halved since 2010, falling from $816 million to $407 million. Even with record-low interest rates, it’s very difficult to make the case that pharmaceutical companies have been earning the cost of incremental capital deployed.  For years, the bigger pharmaceutical companies have seen the writing on the wall and have opted to shoot their way out with expensive mergers and acquisitions (M&A). Informa Pharma Intelligence estimates that in 2018, biopharma M&A activity reached an astounding ~$265 billion, up 26% versus 2017. Takeda’s $64 billion acquisition of Shire led the charge. In early 2019, Bristol Myers Squibb announced a ~$95 billion acquisition of Celgene, in the largest pharmaceutical deal on record. While it might be easier to buy growth than to build it, acquisitions often fail to earn their cost of capital, especially at today’s lofty valuations. Trying to pick the next lottery ticket for a takeout is not our bailiwick.

Studying the long-term fundamentals of the largest pharmaceutical companies is instructive. For the cohort, total ROIC peaked at 29.8% in 2000. ROIC has since collapsed, averaging just 11.4% over the last 5 years, down by over 60%. To make matters worse, the 5-year average is overstated, as it fails to capture the tens of billions of dollars of impairments and write-downs that are ignored by Wall Street but help to inflate the ROIC calculation (i.e., lower invested capital, depreciation, and amortization in subsequent years).  We think the structural challenges are far deeper than commonly perceived.

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[3]	“Unlocking R&D productivity: Measuring the return from pharmaceutical innovation 2018.” Published electronically by Deloitte.

The Fund typically does not have any major sectors that are always overweight.  Today, some of our overweight contingent includes Producer Manufacturing, Commercial Services, Process Industries and Distribution Services.  Our focus is on individual securities and the diversity each company brings in terms of sales, earnings and geographic exposure.  We strive for broadly diversified portfolios but not at the expense of participating in overvalued segments.

Today, the Fund is positioned relatively defensively.  In the difficult fourth quarter of 2018, the Fund outperformed, and that has historically been the pattern in difficult markets.  In the current environment we remain cautious and are prudently deploying capital to deliver both good absolute and risk-adjusted returns.

Below we highlight two Fund investments.

Genpact Ltd. (G)
(Analyst: Jordan Teschendorf)
Business Description:

Genpact is a global leader in business process outsourcing (BPO) and information technology outsourcing (ITO) services; in 2017, BPO contributed 84% of sales, and ITO, 16%. The company executes its strategy according to its proprietary Smart Enterprise Processes (SEP) and Lean Digital frameworks. Genpact was spun off from General Electric (GE) in 2007 and continues to operate with an intense focus on Lean and Six Sigma business streamlining methodologies. The company has broad exposure across a number of industry verticals, employs over 77,000 professionals around the globe, delivers services to more than 700 clients from a network of more than 70 delivery centers, and competes in 16 countries, while supporting more than 30 languages.

Good Business:

•	Genpact derives a majority of its revenues from Fortune 1000 companies.

•	The company believes that more than 80% of its revenues can be considered recurring in nature, with average deal length around three years and annual client retention in the high-90% range.

•
Over the trailing 3, 5, and 10-year periods, Genpact’s organic growth has averaged 7%, 7%, and 9%, respectively. The company expects growth to be approximately 10% over the next several years, with two thirds of sales growth expected to come from existing clients.

•
Genpact’s solutions provide customers with a tangible return on investment and the company is gaining share in a secularly growing BPO market.  We think the addressable market opportunity is approximately $500 billion, which is expected to grow 20% by the end of 2021.

•	Over the trailing 5 and 10-year periods, the company’s ROIC has averaged approximately 12%, which exceeds its cost of capital.

•	Genpact carries a prudent amount of debt. Its net debt-to-EBITDA[4] and interest coverage ratios are 1.9 times and 6.5 times, respectively.

Valuation:

•	The stock has underperformed the S&P 500 by 13% over the last 3 years, despite generating superior growth.

•
Genpact’s forward price-to-earnings multiple is 16.8 times, which is consistent with its trailing 5 and 10-year averages of 16.7 times, and a substantial discount to both the Russell 2000 and S&P 500 indices.

•
Consistently declining customer concentration (e.g., GE accounted for 9% of sales in 2018 compared to 20% in 2014 and 30% in 2011) and our expectation for accelerating organic growth and margin expansion over the next several years supports a valuation multiple above the company’s historical average.

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[4]	Earnings before interest, tax, depreciation and amortization.

Management:

•
Current CEO, N.V. “Tiger” Tyagarajan (57) has led the company since June 2011. He is considered a pioneer of the BPO industry and has a deep knowledge of Lean and Six Sigma. Mr. Tyagarajan beneficially owned 2.373 million shares as of the latest proxy filing (April 2018).

•
Bain Capital has approximately $1.1 billion invested in the company, which represents 17% of the outstanding shares. Further, representatives of Bain occupy two seats on Genpact’s board of directors. We believe this significant ownership interest will help to drive future shareholder value creation.

Investment Thesis:

Over the last several years, areas within Genpact’s legacy information technology (IT) service and GE business lines have been a drag on the company’s top-line and earnings growth. Concurrently, management has invested significantly in the BPO franchise to add vertical expertise, enhance its brand image, and accelerate future top-line growth and margin potential. As a result, Genpact is increasingly being viewed as a partner in revenue generation rather than solely a provider of cost arbitrage. As these investments continue to mature and the headwinds abate, we see above-average return potential with a below-average risk profile driven by Genpact’s relatively high-growth business, with a sticky customer base and strong balance sheet.

Ryder System Inc. (R)
(Analyst: Jordan Teschendorf)
Business Description:

Ryder System Inc., a Florida corporation founded in 1933, is a global leader in transportation and supply chain management solutions. Ryder generated $8.4 billion of revenue in 2018 and its business is divided into three operating segments.  Fleet Management Solutions (FMS) contributed 62% of 2017 earnings before tax (EBT), and provides full service leasing, contract maintenance, contract-related maintenance, and commercial rental of trucks, tractors and trailers to over 14,000 customers in a diverse set of industries in North America.  Supply Chain Solutions (SCS), with 26% of 2017 EBT, provides comprehensive supply chain solutions including distribution, transportation, and IT solutions to over 500 customers throughout North America and Asia/Pacific. Dedicated Transportation Solutions (DTS), with 12% of 2017 EBT, provides vehicles and drivers as part of a dedicated transportation solution to over 200 customers throughout North America.

Good Business:

•	The company benefits from a reasonably high level of recurring revenue. We estimate that over 70% of total revenue is generated through multi-year contract agreements.

•
Ryder is one of only two nationwide full-service truck leasing companies, with roughly 20% market share. As one of the largest buyers of commercial trucks, and fleet maintenance, with its network of over 800 maintenance locations, the company benefits from economies of scale in purchasing.

•
Ryder is a beneficiary of secular trends favoring transportation outsourcing, including increasing cost and complexity of equipment ownership, driver recruitment and retention challenges, and regulatory pressures.

•
Despite headwinds from weak used vehicle pricing, Ryder has a good track record of earning a positive return on capital spread above its cost of capital, averaging over 50 basis points per annum over the last five years. The company is targeting an increase in the spread to a range of 100-150 basis points over the next several years.

•
The balance sheet is adequately capitalized, with net debt outstanding of $6.6 billion and a total debt-to-equity ratio of 2.28 times as of the fourth quarter of 2018. Ryder’s long-term corporate credit rating is investment grade by Standard & Poor’s (BBB+), Moody’s (Baa1), and Fitch (A-).

Valuation:

•
Ryder is cyclical and out of favor, so the stock has badly lagged the Russell 2000 and S&P 500 indices over the past several years. With a positive ROIC spread relative to its cost of capital, we believe it has been treated too harshly.

•	Over the past five years, Ryder’s earnings per share (EPS) has averaged $5.48. The stock trades for 10.9 times this number.

•	The stock trades at 9.5 times forward EPS, and 24% and 30% below its 5 and 10-year averages of 12.6 times and 13.5 times, respectively.

•	We expect Ryder’s EPS to grow 10% over the long term without any meaningful tailwind from an improvement in used vehicle pricing.

Management:

•
Bob Sanchez has been Chairman and CEO of Ryder since January 2013 and May 2013, respectively.  He previously served as President and COO, CFO, President of FMS, CIO, and in other executive roles since joining the company over 25 years ago.

•	Management’s compensation has a meaningful performance-based component and long-term incentives are directly tied to return on capital.

Investment Thesis:

The market is fixated on the prospects for near-term improvement in used vehicle pricing, which has been a headwind to Ryder’s profit growth over the last two to three years. Meanwhile, Ryder’s contractual businesses (~85% of sales) have delivered mid-single-digit organic growth at value-creating returns over this period. In fact, the company is seeing record demand in its core full service leasing product, which is the largest contributor to the company’s cash flow. We believe Ryder is nearing an inflection point where the core contractual business can generate double-digit consolidated earnings growth going forward, even considering incremental used vehicle sales headwinds (rental will be a key swing factor). The secular outsourcing trend to leasing appears to be accelerating, notwithstanding higher lease pricing (and lower residual risk for Ryder), which should set the stage for a reversal of used vehicle EPS headwinds at some point over the next few years, and an improvement in sentiment.

Thank you for your confidence in the FMI Common Stock Fund.

This shareholder letter is unaudited.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
March 31, 2019 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 84.3% (a)

COMMERCIAL SERVICES SECTOR — 12.9%
	Advertising/Marketing Services — 3.1%
1,430,000	Interpublic Group of Cos. Inc.	$25,147,702	$30,044,300

	Financial Publishing/Services — 1.1%
44,000	FactSet Research Systems Inc.	7,026,822	10,923,880

	Miscellaneous Commercial Services — 5.0%
1,375,000	Genpact Ltd.	23,466,073	48,372,500

	Personnel Services — 3.7%
315,000	ManpowerGroup Inc.	21,756,454	26,047,350
145,000	Robert Half International Inc.	3,739,318	9,448,200
		25,495,772	35,495,550
CONSUMER NON-DURABLES SECTOR — 1.2%
	Food: Specialty/Candy — 1.2%
520,000	Hain Celestial Group Inc.*	15,815,962	12,022,400

CONSUMER SERVICES SECTOR — 6.4%
	Cable/Satellite TV — 1.4%
14,000	Cable One Inc.	3,751,123	13,739,320

	Other Consumer Services — 5.0%
70,000	Graham Holdings Co.	33,620,430	47,822,600

DISTRIBUTION SERVICES SECTOR — 5.0%
	Electronics Distributors — 3.8%
188,000	Arrow Electronics Inc.*	2,285,881	14,487,280
245,000	ePlus Inc.*	12,425,712	21,692,300
		14,711,593	36,179,580
	Wholesale Distributors — 1.2%
145,000	MSC Industrial Direct Co. Inc.	9,336,406	11,992,950

ELECTRONIC TECHNOLOGY SECTOR — 2.5%
	Telecommunications Equipment — 2.5%
310,000	ViaSat Inc.*	21,573,635	24,025,000

FINANCE SECTOR — 21.5%
	Finance/Rental/Leasing — 6.3%
385,000	FirstCash Inc.	11,902,936	33,302,500
446,000	Ryder System Inc.	20,693,612	27,647,540
		32,596,548	60,950,040
	Property/Casualty Insurance — 8.8%
275,000	Argo Group International Holdings Ltd.	14,425,218	19,431,500
377,000	W.R. Berkley Corp.	12,617,614	31,939,440
36,000	White Mountains Insurance Group Ltd.	32,246,093	33,317,280
		59,288,925	84,688,220
	Real Estate Development — 5.2%
217,000	The Howard Hughes Corp.*	26,622,730	23,870,000

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 84.3% (a) (Continued)

FINANCE SECTOR — 21.5% (Continued)
	Real Estate Development — 5.2% (Continued)
1,250,000	Kennedy-Wilson Holdings Inc.	$25,702,701	$26,737,500
		52,325,431	50,607,500
	Regional Banks — 1.2%
263,000	Zions Bancorporation	6,237,012	11,942,830

HEALTH TECHNOLOGY SECTOR — 0.4%
	Pharmaceuticals: Major — 0.4%
102,370	Phibro Animal Health Corp.	3,039,493	3,378,210

PROCESS INDUSTRIES SECTOR — 7.2%
	Containers/Packaging — 5.7%
488,000	Avery Dennison Corp.	34,703,594	55,144,000

	Industrial Specialties — 1.5%
288,000	Donaldson Co. Inc.	13,340,208	14,417,280

PRODUCER MANUFACTURING SECTOR — 23.9%
	Auto Parts: OEM — 1.4%
104,000	WABCO Holdings Inc.*	12,624,528	13,710,320

	Building Products — 5.4%
525,000	Armstrong World Industries Inc.	22,577,688	41,695,500
70,000	Watsco Inc.	9,883,500	10,024,700
		32,461,188	51,720,200
	Industrial Machinery — 6.0%
228,000	EnPro Industries Inc.	16,552,585	14,694,600
345,000	Gardner Denver Holdings Inc.*	9,636,080	9,594,450
355,000	Woodward Inc.	14,543,314	33,685,950
		40,731,979	57,975,000
	Metal Fabrication — 1.6%
120,000	Valmont Industries Inc.	17,074,090	15,612,000

	Miscellaneous Manufacturing — 7.3%
365,000	Carlisle Cos. Inc.	29,006,057	44,756,300
840,000	TriMas Corp.*	18,195,990	25,393,200
		47,202,047	70,149,500
	Trucks/Construction/Farm Machinery — 2.2%
970,000	Trinity Industries Inc.	22,025,792	21,078,100

RETAIL TRADE SECTOR — 2.0%
	Specialty Stores — 2.0%
440,000	Penske Automotive Group Inc.	15,383,750	19,646,000

TECHNOLOGY SERVICES SECTOR — 1.3%
	Internet Software/Services — 1.3%
560,000	Cars.com Inc.*	15,143,247	12,768,000
	Total common stocks	584,123,350	814,405,280

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 15.5% (a)
	Bank Deposit Account — 7.7%
$74,453,919	U.S. Bank N.A., 2.38%^	$74,453,919	$74,453,919

	U.S. Treasury Securities — 7.8%
25,000,000	U.S. Treasury Bills, 2.234%, due 04/18/19^	24,972,257	24,972,079
25,000,000	U.S. Treasury Bills, 2.311%, due 05/16/19^	24,925,781	24,926,167
25,000,000	U.S. Treasury Bills, 2.332%, due 06/13/19^	24,879,600	24,880,171
	Total U.S. treasury securities	74,777,638	74,778,417
	Total short-term investments	149,231,557	149,232,336
	Total investments — 99.8%	$733,354,907	963,637,616
	Other assets, less liabilities — 0.2% (a)		2,107,747
	TOTAL NET ASSETS — 100.0%		$965,745,363

*	Non-income producing security.
^	The rate shown is as of March 31, 2019.
(a)	Percentages for the various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of March 31, 2019 (Unaudited)

FMI
International
Fund

March 31, 2019

Dear Fellow Shareholders:

Equities rebounded sharply in the March quarter despite global economic growth continuing to lose momentum, high policy uncertainty, and ongoing trade tensions. Central banks have performed a U-turn on raising interest rates, to the delight of market participants. After a brief reprieve in the fourth quarter, stock valuations are back on the rise and continue to be highly valued relative to historical measures.

The FMI International Fund (“Fund”) gained 8.38%1 in the period, which fell short of the MSCI EAFE Index advance of 10.59% in local currency and 9.98% in U.S. Dollars (USD). Sector underperformance was driven by Producer Manufacturing, Commercial Services and Consumer Non-Durables, with Retail Trade, Technology Services, and Finance picking up some of the slack. On an individual basis, Ferguson, DKSH and Jardine Strategic each detracted, while Accenture, B&M European Value Retail and Electrolux performed well. Growth outperformed value in the quarter, which didn’t help the Fund’s relative performance; neither did the residual cash position.

Over FMI’s 39-year track record, our mutual funds have tended to lag in market rallies while protecting better when times get tough – a winning equation through a full market cycle. Our underperformance in the quarter was consistent with this pattern, albeit disappointing on a relative basis.

Have No Fear: Central Bankers Are Here

How quickly times can change. In recent years, one of the most popular themes in the financial world was “synchronized global growth.” After years of money printing, quantitative easing (QE) and artificially low interest rates, the world’s 45 major economies were suddenly growing in harmony (in 2017).2  Did all these experimental central bank policies actually work? Were we on a new path toward prosperity? Not so fast. Despite extraordinary levels of central bank intervention, world economic growth over the last five years has averaged only ~3.4%, compared to the prior 20-year average of ~3.8%. Looking forward, in their latest economic outlook (March 2019), the Organisation for Economic Co-operation and Development (OECD) writes, “Growth has been revised downwards in almost all G20 economies, with particularly large revisions in the euro area.” World GDP is expected to grow at 3.3% in 2019, which is down from 3.6% in 2018, and 0.2% lower than the OECD’s November forecast. Eurozone growth is anticipated to decelerate from 1.8% last year to 1% in 2019 as industrial output has been weak, external demand has softened, and uncertainty around Brexit remains. Japan’s growth is projected at a measly 0.8%, weighed down by lackluster industrial production and export data. Growth in the U.S. and China is also expected to slow as trade tensions have persisted in addition to economic headwinds in the auto and housing sectors.3

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[1]	The FMI International Fund Investor Class (FMIJX) and the FMI International Fund Institutional Class (FMIYX) had a return of 8.38% and 8.41%, respectively, for the first quarter of 2019.
[2]	Josh Zumbrun. “The World’s Economies Are Growing in Rare Harmony.” The Wall Street Journal, January 22, 2018.
[3]	OECD Interim Economic Outlook. March 6, 2019.

When we penned the December letter, it appeared central banks were taking a few imperative steps towards monetary policy normalization. No longer. The Federal Reserve (Fed) abruptly reversed course. Chairman Jerome Powell described interest rates as “a long way” from neutral in early October and remarkably back-tracked to “just below” neutral by late November. It’s amazing what a brief stock market correction can do to one’s psyche. Subsequently, plans for three interest rate hikes in 2019 are now down to zero and the unwinding of the Fed balance sheet will cease in September. At the European Central Bank (ECB), Mario Draghi decided to extend interest rates at record lows through at least the end of the year, likely ending his 8-year tenure without raising interest rates even once. He also offered up a new batch of cheap, long-term loans to eurozone banks, perhaps a sign that the ECB has concerns about the banking sector. Wait a minute – weren’t these TLTROs (Targeted Longer-Term Refinancing Operations) meant to be an emergency measure? Meanwhile, the Bank of Japan stands ready to ramp up stimulus, while China has introduced policy support through infrastructure spending, tax cuts, local government bond issuance, and cuts for banks’ reserve requirements.

These “synchronized” moves reek of desperation and call into question the true underlying health of economic and business fundamentals. In a world where $11 trillion of negative-yielding bonds and over $21 trillion in central bank balance sheets don’t do the trick, what comes next?4  We hope not more of the same, although central bankers claim to have more policy options up their collective sleeves.

China: Too Good to Be True?

According to their National Bureau of Statistics (NBS), China’s GDP growth decelerated to 6.6% in 2018, the lowest level in 28 years.5  Despite the slowdown, China continues to be the world’s biggest driver of growth. Using International Monetary Fund (IMF) projections, China’s share of global GDP growth is expected to rise from 27.2% in 2019 to 28.4% in 2023.6  This does not tell the full story, however. We have long been skeptical of the “official” numbers coming out of China. A recent study by the Brookings Institute confirms our doubts, calling into question the accuracy of the NBS data. The research suggests that the NBS is struggling to adjust inflated data from local officials, some of which they have openly admitted are “falsified.” Per the Financial Times, “The [Brookings Institute] economists used data on the collection of value added tax to adjust China’s historical GDP growth series. The tax data, which have been compiled through a computerized system since 2005, are highly resistant to fraud and tampering, they argue.” The analysis covers the years 2008-16 and it concludes that the official NBS data for nominal GDP has been overstated by 1.7 percentage points per year, which would make the size of the economy approximately 12% smaller in 2016 than officially reported.7  With global GDP growth below historical norms, even with an assist from inflated China statistics, perhaps the economic backdrop is indeed weaker than advertised.

_______________
[4]	Daniel Kruger. “Negative Yields Mount Along With Europe’s Problems.” The Wall Street Journal, February 18, 2019. Bloomberg data.
[5]	Issaku Harada. “China’s GDP growth slows to 28-year low in 2018.” Nikkei, January 21, 2019.
[6]	By Alexandre Tanzi and Wei Lu. “Where Will Global GDP Growth Come From in the Next Five Years?” Bloomberg, October 28, 2018.
[7]	Gabriel Wildau. “China economy 12% smaller than claimed, report alleges.” Financial Times, March 6, 2019.

Unfortunately, the accuracy of the NBS data is the least of our worries in China. A credit or housing crisis would be at the top of our list. As illustrated in the Institute of International Finance (IIF) chart below, China’s debt has exploded in the last decade and is fast approaching 300% of GDP. Total debt has sextupled (6x) since 2007, compounding at nearly 20%. Corporate sector debt accounts for 157% of GDP (the highest in the world) and compares with a developed market average of 91% in the U.S., Europe, and Japan.8  At the current debt level, Haibin Zhu, Chief China Economist at J.P. Morgan, estimates that 70% of new annual financing will be used to service the interest payment burden, leaving only 30% to support new economic activity. Zhu writes that this is a “key reason why credit policy transmission has been weakened in recent years.”9  It’s no wonder credit growth has dwarfed GDP growth over the last decade.

It is estimated that 30-35% of the corporate debt in China is associated with construction and real estate,10 and ~25% of China’s GDP has been driven by property-related industries. After a historic building boom, China now has approximately 65 million empty apartments across the country, according to estimates by Gan Li, a professor at Southwestern University of Finance and Economics in Chengdu. This accounts for 21.4% of the housing stock, up from 18.4% in 2011. As a frame of reference, 65 million would equate to nearly half of the total number of housing units in the U.S. (139 million). According to Xiang Songzuo, a professor at Renmin University in Beijing, “about 80% of a  Chinese people’s wealth is in the form of real estate, totaling over $65 trillion in value – almost twice the size of all G-7 economies combined. A significant slowdown could, therefore, have a substantial impact on citizens’ financial health.” In addition, property developers are saddled with debt; Moody’s classifies 51 out of the 61 Chinese property companies as junk-rated. Meanwhile, the government has been cracking down on shadow banking, which had been an important source of financing for real estate developers.11  As China’s property market continues to show signs of a slowdown, the negative implications could start to have ripple effects.

What We Don’t Own

We believe that the FMI International Fund is a unique product when compared with the MSCI EAFE Index and our peers. In addition to running a concentrated Fund (25-40 holdings) of high-conviction ideas, our sector and geographic exposure differs significantly, given that we do not manage to a benchmark. We look to own high-quality businesses with sustainable competitive advantages, strong management teams, and attractive valuations. Value-oriented, bottom-up security analysis drives the path of the Fund, with an intense focus on downside protection. While we regularly feature descriptions of our holdings in our shareholder letters, we thought it would be informative to highlight a couple things that we don’t own. These active decisions are equally important to the long-term performance of the Fund.

_______________
[8]	“Global Debt Monitor.” Institute of International Finance. January 15, 2019 and May 2018.
[9]	Haibin Zhu. “Through the looking glass: China in 2030.” J.P. Morgan. February 4, 2019. Pg. 7.
[10]
“Rising Corporate Debt: Peril or Promise?” McKinsey Global Institute discussion paper. June 2018. “A decade after the Global Financial Crisis: What has (and hasn’t) changed?” McKinsey Global Institute briefing note. September 2018.

[11]	Kenji Kawase. “China’s housing glut casts pall over the economy.” Nikkei Asian Review. February 13, 2019.

Big Pharma:  Despite pharmaceuticals having an 8.3% weighting in the MSCI EAFE Index, we are not invested in this segment. In short, we believe Big Pharma is a value trap and has become uneconomic. Since 2010, Deloitte has tracked the research and development (R&D) productivity for the top twelve global publicly-listed pharmaceutical companies: Amgen, AstraZeneca, Bristol-Myers Squibb, Eli Lilly, GlaxoSmithKline, Johnson & Johnson, Merck & Co., Novartis, Pfizer, Roche, Sanofi, and Takeda.  As illustrated by the above chart, R&D returns for the cohort have plunged, falling from 10.1% in 2010 to just 1.9% in 2018.

The reason that returns have deteriorated is twofold: costs are rising rapidly and forecast revenue is falling – a toxic combination. The cost to bring a compound market has increased by over 80% the past eight years, from $1.188 billion in 2010 to $2.168 billion in 2018. At the same time, forecast peak sales per asset have more than halved since 2010, falling from $816 million to $407 million (see chart below). Even with record-low interest rates, it’s very difficult to make the case that Big Pharma has been earning its cost of capital in recent years. At the 1.9% return reported in 2018, they are unquestionably destroying value.12

For years, Big Pharma has seen the writing on the wall and have opted to shoot their way out with expensive mergers and acquisitions (M&A). Informa Pharma Intelligence estimates that in 2018, biopharma M&A activity reached an astounding ~$265 billion, up 26% versus 2017. Takeda’s $64 billion acquisition of Shire led the charge.13  In early 2019, Bristol Myers Squibb announced a ~$95 billion acquisition of Celgene, in the largest pharmaceutical deal on record (eclipsing Pfizer’s 2000 acquisition of Warner-Lambert for $89 billion).14  While it might be easier to buy growth than to build it, acquisitions often fail to earn their cost of capital, and especially at today’s lofty valuations. Studying the long-term fundamentals of Big Pharma is instructive. For the cohort, return on invested capital (ROIC) peaked at 29.8% in 2000. ROIC has since collapsed, averaging just 11.4% over the last five years, down by over 60%.15  To make matters worse, the 5-year average is actually

_______________
[12]	“Unlocking R&D productivity: Measuring the return from pharmaceutical innovation 2018.” Published electronically by Deloitte.
[13]	“Pharmaceutical sector M&A resurgence in 2018.” The Pharma Letter, December 31, 2018.
[14]	Michael Erman and Ankur Banerjee. “Bristol-Myers to buy Celgene for $74 billion in largest biopharma deal.” Reuters, January 3, 2019.
[15]	FactSet Data.

overstated, as it fails to capture the tens of billions of dollars of impairments and write-downs that are ignored by Wall Street but help to inflate the ROIC calculation (i.e., lower invested capital, depreciation, and amortization in subsequent years). Return on incremental invested capital (ROIIC) is clearly trending down. While some of our peers flock to the low “adjusted” price-to-earnings multiples, we think the Big Pharma stocks are more expensive than they appear and the structural challenges are far deeper than commonly perceived. Until the facts change, we’ll pass.

European Banks: While banks are a popular “deep value” trade amongst many value managers, we have been reluctant to go down this path. Banks account for 10.7% of the MSCI EAFE Index and are not present in the FMI International Fund. In our March 2018 shareholder letter, we articulated several reasons why we have historically avoided banks. At a high level, banking is largely a commoditized business and we have an aversion to balance sheets that are opaque and highly levered. In addition, capital controls vary by regions, making the underlying economic viability and returns more difficult to assess. In Europe in particular, we have written at length about the financial health of the banking system (especially in Italy) and the subpar growth outlook for the region. We remain just as skeptical today.

A recent article published by The Wall Street Journal is a cautionary tale and reinforces our apprehension. The authors describe a $1.6 billion loss at Deutsche Bank from a complex municipal bond investment they made in 2007. The loss equates to “roughly quadruple its entire 2018 profit—and ranks as one of the banking industry’s biggest soured bets in the last decade.” Most troubling, however, was that “Deutsche Bank resisted for years reducing the value of those bonds and related derivatives on its books to a level that markets suggested they were worth, and it brushed aside concerns raised by the bank’s financial auditors about how it was valuing the trade.” Banks have some flexibility in how they can value “illiquid” trading positions on their books, and clearly management took some creative liberties in this case. Meanwhile, “the bank was telling investors its internal financial controls were sound, and it raised billions of dollars in the capital markets without any disclosure of the bond valuation issue. Behind the scenes, the badly timed bet exerted a sustained drag on the bank’s finances.” After Deutsche Bank liquidated the position in 2016, “bank executives debated whether to restate past financial results, but never did so.”16  How convenient.

This disturbing case study illustrates the danger of balance sheet opacity. What you see is not always what you get. We would not be surprised to see similar impairments hiding out in banks in Italy, Spain, Greece, etc. Additionally, in the European Union (EU), sovereign debt is still imprudently treated as a “risk-free” asset, which means banks can hold an unlimited amount in EU government bonds without capital requirements. It is our perception that EU sovereign debt is far from “risk-free,” as illustrated by the European debt crisis a few short years ago. In our view, European banks are cheap for a reason. The downside risks are significant and extend well beyond our comfort level. We will continue to keep our distance for the foreseeable future.

For a few investment ideas that we actually do like, please see the company descriptions that follow. In a world where valuations are elevated, remarkably, we were able to buy Hyundai Motor Company’s core business for less than 1 times earnings, after adjusting for cash and non-core assets. Good, old-fashioned value investing. Ben Graham would be proud.

_______________
[16]	Jenny Strasburg and Gretchen Morgenson. “Deutsche Bank Lost $1.6 Billion on a Bond Bet.” The Wall Street Journal, February 20, 2019.

Hyundai Motor Co. Preferred (005387 KS)
(Analyst: Andy Ramer)

Description

Hyundai Motor Co. is one of the largest auto manufacturers in the world.  Revenues and earnings before interest and taxes (EBIT), by division, are:  Auto (77% revenues and 83% EBIT), Finance (16% and 15%), and Others (7% and 2%).  The company produces a full range of sedans and SUVs under key brands such as Sonata, Tucson, Santa Fe, Palisade, and Genesis, with the following volume by region:  China 18%, Korea 15%, U.S. 15%, India 11%, Western Europe 11%, Latin America 8%, Eastern Europe 4%, and Others 18%.

Good Business

•
The company has put a lot of effort into improving its J.D. Power initial quality study (IQS) and vehicle dependability study ratings to strengthen its brand perception.  As a result, its ratings have improved continuously, with it having ranked No. 3 overall in the 2018 IQS.

•
Contrary to market perception, Hyundai is well prepared in the Electric Vehicle (EV) space with competitive technology.  To capture EV demand going forward, the company is planning an aggressive EV model cycle, with 16/22 models by 2020/2025, versus eight models in the first half of 2018.

•
Vehicles are big-ticket items that are inherently more cyclical, but many consider them to be a necessity.  Further, penetration per capita in the emerging markets, which accounts for 55% of Hyundai’s unit sales, remains well below that of developed markets.

•
Up until the “perfect storm” in recent years, the Auto division generated an ROIC ex-cash that was in the mid-teens.  The business has had to contend with a stronger Korean Won, labor strikes, weak performances in China (a Terminal High Altitude Area Defense [THAAD] issue) and the U.S. (unattractive product lineup mix heretofore) and recalls.

•	This is an easy business to understand.

•	The company has net cash of ₩14.5 trillion in the Auto business and investment assets (at a 35% discount) of ₩7 trillion.

Valuation

•	The preferred shares are being valued at 5.5 times forward earnings per share (EPS) and 30% of book value. The dividend yields over 5%.

•
Merrill Lynch’s estimates suggest the current market cap implies the Auto business is being valued at less than 1 times earnings, if we factor in Hyundai’s non-operating asset values (e.g., stakes in subsidiaries and net cash).  Assumptions include 1.)  a 40% discount to the value of the ex-KEPCO site where the Global Business Center will be built, 2.)  a 40% discount to Hyundai’s stakes in unlisted affiliates and 30% discount for listed companies, and 3.)  an additional 10% discount for crossholding.  Activist Elliott Advisors has similarly highlighted this extreme valuation in their letters to the company.

Management

•
M.K. Chung, Chairman, is no longer in charge; his son, E.S. Chung, Chief Vice Chairman, now oversees the entire Group’s operations.  He is moving to address the challenges facing Hyundai’s Auto business specifically and the auto industry at large… and, in the process, clearing out the old guard.

•
Details as to when and how the company will improve corporate governance and capital allocation practices are still lacking.  However, E.S. Chung has stated that the restructuring plan will be executed in a way that earns minority shareholders’ support and satisfies all parties.

•
Up until recently, Hyundai’s Key Performance Indicators (KPIs) were ineffective, with the company’s focus skewed towards unit sales.  However, at the beginning of 2018, leadership announced a new set of KPIs that are focused more on profitability rather than volume.

•
Hyundai’s heavy investment in recruiting designers since 2015 is expected to start to pay off as new models roll out over the next few years.  Luc Donckerwolke, who has overseen design at the company for four years now, is the former design director at VW’s Audi, Bentley, and Lamborghini.

Investment Thesis

We believe most of the negatives are discounted in the share price.  With an earnings rebound on the horizon driven by a combination of new model momentum and increasing SUV sales, and pending initiatives to remove the “Korea discount” by overhauling corporate governance, we expect to see a marked improvement in the company’s valuation.

B&M European Value Retail S.A. (BME LN)
(Analyst: Jordan Teschendorf)

Description

B&M is the largest discount retailer group in the U.K., with small and growing operations in Germany and France. The company operates 860 stores across the U.K. under the B&M (591 stores and 94% of EBITDA17) and Heron Foods (269 stores and 4% of EBITDA) brands, primarily outside of Southeastern England; 88 stores in Germany under the Jawoll brand (2% of EBITDA); and 95 stores in France under the Babou brand (closed 10/19/18).  Its core B&M franchise operates low-cost store formats, typically 18,000-20,000 square feet in size.  It offers an assortment of branded consumables (grocery and fast-moving consumer goods products) at “everyday low prices” that are typically 20% cheaper than major supermarkets and a wide assortment of direct-sourced private label general merchandise at deep discounts to specialty retailers (30%+).

Good Business

•
B&M stores perform well in a variety of economic environments, evident by consistently growing same store sales over the last decade.  The company generated positive comparable store sales through the recession (+10.4% average in fiscal 2008-2010).

•
A simple and low-cost operating model (rents, labor and overhead), direct sourcing, and concentrated stock keeping units allow B&M to offer products at very low prices, while a rotating assortment of seasonal merchandise adds newness and excitement to the offer (a “treasure hunt” experience).

•	Approximately 75% of the company’s products are priced below £5 and the stores’ core customers are working class. B&M’s average basket size of ~£13 makes online selling and delivery uneconomic.

•
The company has consistently gained share in the growing U.K. discount general merchandise industry, and appears to be establishing itself as the dominant player. Discount retail in the U.K. remains underpenetrated relative to many other developed markets, including the U.S.

•
B&M’s 5-year average lease-adjusted ROIC is in the mid-20 percent range, well above the company’s cost of capital. Its stores have cash payback periods (inclusive of working capital) of less than 15 months.

•	The balance sheet is adequately capitalized (2.0 times net debt-to EBITDA) and the business generates strong cash flow.

•	The business is easy to understand.

_______________
[17]	Earnings before interest, taxes, depreciation and amortization.

Valuation

•	We established our initial position with the stock trading below 14 times forward EPS estimates, compared to its long-term average of just over 20 times.

•
The stock trades at 1.1 times forward enterprise value-to-sales compared to its long-term average of 1.5 times; operating margin has fluctuated between 8.1%-8.6% over the last four years, averaging 8.3%, and the tax rate is approximately 20%.

•	B&M pays an annual dividend targeted at 30-40% of earnings, yielding approximately 2.2% on our average cost.

Management

•
Simon Arora has been CEO of the company since December 2004, following the acquisition of B&M jointly with his family. The Arora family owns 14.98% of the common stock (currently worth £580 million), aligning interests with long-term shareholder value creation.

•
Compensation for executive officers is modest. Long-term incentives are based on absolute EPS growth (50%) and relative total shareholder return (50%). The company pays an ordinary dividend and aims to return surplus cash to shareholders, most recently through a special dividend of £100 million paid July 2016.

Investment Thesis

B&M is a relatively defensive and growing business that performs well in most economic environments, thus the stock has often traded at a premium valuation. An opportunity recently presented itself as investors grew concerned with the U.K. economic backdrop and somewhat disappointing like-for-like sales growth during the first half of fiscal 2019, causing the stock to sell off over a third of its value during an 8-week period. We believe the company’s value proposition remains strong, that B&M still has ample room to grow its store base in the U.K. towards its 950-store long-term target, and that it is well-positioned for strong double-digit EPS growth in the years ahead in all but the most challenging market environments. While not core to our thesis, we view B&M’s growing international businesses as free options adding to upside potential. We view the stock as attractively priced on an absolute and relative basis considering the company’s growth profile.

Thank you for your support of the FMI International Fund.

This shareholder letter is unaudited.

FMI International Fund
SCHEDULE OF INVESTMENTS
March 31, 2019 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 89.0% (a)
COMMON STOCKS — 81.0% (a)

COMMERCIAL SERVICES SECTOR — 9.2%
	Advertising/Marketing Services — 1.4%
9,400,000	WPP PLC (Jersey) (b)	$189,321,479	$99,302,629

	Miscellaneous Commercial Services — 5.4%
3,600,000	Bureau Veritas S.A. (France) (b)	90,760,710	84,459,240
1,750,000	DKSH Holding AG (Switzerland) (b)	114,568,837	100,930,698
2,225,000	Secom Co. Ltd. (Japan) (b)	153,165,111	190,813,615
		358,494,658	376,203,553
	Personnel Services — 2.4%
3,080,000	Adecco Group AG (Switzerland) (b)	187,540,039	164,486,133

COMMUNICATIONS SECTOR — 2.4%
	Wireless Telecommunications — 2.4%
2,764,000	Millicom International
	Cellular S.A. (Luxembourg)	145,915,443	169,350,280

CONSUMER DURABLES SECTOR — 4.2%
	Electronics/Appliances — 2.4%
6,570,000	Electrolux AB — Series B (Sweden) (b)	166,088,889	169,183,773

	Motor Vehicles — 1.8%
9,780,000	Isuzu Motors Ltd. (Japan) (b)	114,927,357	128,850,248

CONSUMER NON-DURABLES SECTOR — 9.1%
	Food: Major Diversified — 3.3%
2,425,000	Nestlé S.A. (Switzerland) (b)	183,116,125	231,224,747

	Household/Personal Care — 5.8%
2,320,000	Henkel AG & Co. KGaA (Germany) (b)	235,295,387	220,755,807
3,165,000	Unilever PLC (Britain) (b)	138,150,431	182,186,585
		373,445,818	402,942,392
CONSUMER SERVICES SECTOR — 14.1%
	Broadcasting — 1.2%
7,750,000	Grupo Televisa S.A.B. — SP-ADR (Mexico)	127,166,855	85,715,000

	Cable/Satellite TV — 1.0%
3,410,000	Shaw Communications Inc. (Canada)	65,146,896	70,963,520

	Movies/Entertainment — 4.6%
34,503,000	Merlin Entertainments PLC (Britain) (b)	168,254,959	154,452,717
5,800,000	Vivendi S.A. (France) (b)	108,513,337	168,085,205
		276,768,296	322,537,922
	Restaurants — 7.3%
7,375,000	Compass Group PLC (Britain) (b)	136,810,434	173,522,921
5,150,000	Whitbread PLC (Britain) (b)	238,968,325	340,809,021
		375,778,759	514,331,942

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 89.0% (a) (Continued)
COMMON STOCKS — 81.0% (a) (Continued)

DISTRIBUTION SERVICES SECTOR — 4.2%
	Wholesale Distributors — 4.2%
4,610,000	Ferguson PLC (Jersey) (b)	$274,158,201	$293,617,197

ELECTRONIC TECHNOLOGY SECTOR — 4.7%
	Aerospace & Defense — 2.7%
1,375,000	Safran S.A. (France) (b)	150,638,259	188,459,443

	Electronic Components — 2.0%
1,700,000	TE Connectivity Ltd. (Switzerland)	111,288,154	137,275,000

FINANCE SECTOR — 5.7%
	Property/Casualty Insurance — 5.7%
1,250,000	Chubb Ltd. (Switzerland)	169,158,468	175,100,000
477,000	Fairfax Financial Holdings Ltd. (Canada)	225,439,092	220,947,357
		394,597,560	396,047,357
HEALTH TECHNOLOGY SECTOR — 2.4%
	Medical Specialties — 2.4%
8,300,000	Smith & Nephew PLC (Britain) (b)	152,991,010	164,830,975

INDUSTRIAL SERVICES SECTOR — 2.5%
	Oilfield Services/Equipment — 2.5%
4,065,000	Schlumberger Ltd. (Curacao)	281,750,923	177,112,050

PROCESS INDUSTRIES SECTOR — 2.9%
	Chemicals: Agricultural — 2.9%
3,870,000	Nutrien Ltd. (Canada)	169,159,967	204,181,200

PRODUCER MANUFACTURING SECTOR — 8.7%
	Industrial Conglomerates — 8.7%
16,450,000	CK Hutchison Holdings Ltd.
	(Cayman Islands) (b)	206,681,598	172,977,634
5,215,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	169,273,665	195,613,805
12,825,000	Smiths Group PLC (Britain) (b)	220,944,928	239,992,569
		596,900,191	608,584,008
RETAIL TRADE SECTOR — 3.3%
	Department Stores — 1.9%
27,000,000	B&M European Value Retail
	S.A. (Luxembourg) (b)	109,990,738	131,524,512

	Specialty Stores — 1.4%
905,000	Dufry AG (Switzerland) (b)	112,246,049	95,159,887

TECHNOLOGY SERVICES SECTOR — 3.7%
	Information Technology Services — 3.7%
1,480,000	Accenture PLC (Ireland)	137,747,730	260,509,600

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 89.0% (a) (Continued)
COMMON STOCKS — 81.0% (a) (Continued)

TRANSPORTATION SECTOR — 3.9%
	Air Freight/Couriers — 1.5%
1,365,000	Expeditors International of Washington Inc.
	(United States)	$85,921,045	$103,603,500

	Other Transportation — 2.4%
37,413,000	Bolloré (France) (b)	149,433,162	169,177,426
	Total common stocks	5,290,533,603	5,665,174,294

PREFERRED STOCKS — 8.0% (a)

CONSUMER DURABLES SECTOR — 1.2%
	Motor Vehicles — 1.2%
1,210,000	Hyundai Motor Co. (South Korea) (b)	104,818,793	81,426,088

CONSUMER NON-DURABLES SECTOR — 3.5%
	Household/Personal Care — 3.5%
1,147,000	Amorepacific Corp. (South Korea) (b)	130,969,189	108,334,805
187,000	LG Household & Health Care Ltd.
	(South Korea) (b)	72,324,506	137,758,943
		203,293,695	246,093,748
ELECTRONIC TECHNOLOGY SECTOR — 3.3%
	Telecommunications Equipment — 3.3%
7,350,000	Samsung Electronics Co. Ltd.
	(South Korea) (b)	157,152,470	235,348,392
	Total preferred stocks	465,264,958	562,868,228
	Total long-term investments	5,755,798,561	6,228,042,522

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2019 (Unaudited)

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 10.0% (a)
	Bank Deposit Account — 5.7%
$399,845,312	U.S. Bank N.A., 2.38%^	$399,845,312	$399,845,312

	U.S. Treasury Securities — 4.3%
100,000,000	U.S. Treasury Bills, 2.234%, due 04/18/19^	99,889,028	99,888,319
100,000,000	U.S. Treasury Bills, 2.311%, due 05/16/19^	99,703,125	99,704,667
100,000,000	U.S. Treasury Bills, 2.332%, due 06/13/19^	99,518,403	99,520,684
	Total U.S. treasury securities	299,110,556	299,113,670
	Total short-term investments	698,955,868	698,958,982
	Total investments — 99.0%	$6,454,754,429	6,927,001,504
	Other assets, less liabilities — 1.0% (a)		71,718,921
	TOTAL NET ASSETS — 100.0%		$6,998,720,425

^	The rate shown is as of March 31, 2019.
(a)	Percentages for the various classifications relate to total net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.  As of March 31, 2019 the aggregate value of these securities was $4,623,285,015.

PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
March 31, 2019 (Unaudited)

			U.S. $ Value on		U.S. $ Value on
			March 31, 2019		March 31, 2019
Settlement		Currency to	of Currency to	Currency to	of Currency to	Unrealized
Date	Counterparty	be Delivered	be Delivered	be Received	be Received	Appreciation
04/26/19	The Bank of New	1,200,000,000	$1,565,146,235	1,575,012,000	$1,575,012,000	$9,865,765
	York Mellon	British Pound		U.S. Dollar

04/26/19	Goldman	350,000,000	262,094,267	262,547,915	262,547,915	453,648
	Sachs & Co. LLC	Canadian Dollar		U.S. Dollar

04/26/19	State Street Bank	600,000,000	674,642,440	688,728,000	688,728,000	14,085,560
	and Trust Co.	Euro		U.S. Dollar

04/26/19	JPMorgan Chase	33,000,000,000	298,504,680	303,308,823	303,308,823	4,804,143
	Bank, N.A.	Japanese Yen		U.S. Dollar

04/26/19	Goldman	900,000,000	46,158,647	46,432,441	46,432,441	273,794
	Sachs & Co. LLC	Mexican Peso		U.S. Dollar

04/26/19	State Street	550,000,000,000	484,937,422	488,476,398	488,476,398	3,538,976
	Bank and	South Korea Won		U.S. Dollar
	Trust Co.

04/26/19	JPMorgan Chase	1,200,000,000	129,339,059	133,973,429	133,973,429	4,634,370
	Bank, N.A.	Swedish Krona		U.S. Dollar

04/26/19	JPMorgan Chase	525,000,000	528,659,241	531,161,473	531,161,473	2,502,232
	Bank, N.A.	Swiss Franc		U.S. Dollar
			$3,989,481,991		$4,029,640,479	$40,158,488

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
INDUSTRY SECTORS
as of March 31, 2019 (Unaudited)

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2019 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
ASSETS:
Investments in securities, at value (a)	$5,164,534,365	$963,637,616	$6,927,001,504
Receivables from shareholders for purchases	4,263,833	2,916,000	12,854,844
Dividends and interest receivable	5,622,296	509,045	27,101,377
Unrealized appreciation on
forward currency contracts	—	—	40,158,488
Prepaid expenses	121,525	86,559	192,531
Total assets	$5,174,542,019	$967,149,220	$7,007,308,744
LIABILITIES:
Payable to shareholders for redemptions	$4,923,838	$706,127	$4,335,840
Payable to adviser for management fees	2,114,625	590,292	3,412,417
Payable for shareholder servicing fees	396,835	60,402	411,061
Other liabilities	227,008	47,036	429,001
Total liabilities	7,662,306	1,403,857	8,588,319
Net assets	$5,166,879,713	$965,745,363	$6,998,720,425
NET ASSETS:
Capital Stock	$3,488,122,966	$730,499,510	$6,563,813,321
Total distributable earnings	1,678,756,747	235,245,853	434,907,104
Net assets	$5,166,879,713	$965,745,363	$6,998,720,425
CALCULATION OF NET ASSET VALUE PER SHARE:
Investor Class shares:
Net assets	$2,593,552,040	$556,368,708	$2,889,547,641
Shares outstanding	135,992,235	21,874,200	93,111,241
Shares authorized ($0.0001 par value)	400,000,000	200,000,000	300,000,000
Net asset value, offering and
redemption price per share	$19.07	$25.43	$31.03
Institutional Class shares:
Net assets	$2,573,327,673	$409,376,655	$4,109,172,784
Shares outstanding	135,131,533	16,085,190	132,338,390
Shares authorized ($0.0001 par value)	200,000,000	100,000,000	200,000,000
Net asset value, offering and
redemption price per share	$19.04	$25.45	$31.05
(a) Identified cost of investments	$3,700,659,647	$733,354,907	$6,454,754,429

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS
For the Six Month Period Ending March 31, 2019 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
INCOME:
Dividends*	$50,292,626	$5,486,558	$61,858,584
Interest	3,516,145	1,881,554	8,102,987
Total investment income	53,808,771	7,368,112	69,961,571
EXPENSES:
Management fees	17,064,980	3,959,997	23,625,038
Shareholder servicing fees (Investor Class)	1,916,982	293,014	2,055,178
Administration and accounting services	621,238	121,563	777,731
Printing and postage expense	194,416	35,154	286,842
Transfer agent fees	115,309	39,777	127,944
Custodian fees	98,587	18,083	504,353
Registration fees	67,598	34,501	125,469
Board of Directors fees	49,963	49,963	49,963
Professional fees	26,273	21,033	25,197
Other expenses	81,182	38,480	92,431
Total expenses	20,236,528	4,611,565	27,670,146
NET INVESTMENT INCOME (LOSS)	33,572,243	2,756,547	42,291,425
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	289,828,679	23,814,215	(52,603,337)
Forward currency contracts	—	—	106,492,435
Foreign currency transactions	—	—	(29,761,462)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	289,828,679	23,814,215	24,127,636
NET CHANGE IN UNREALIZED APPRECIATION/
DEPRECIATION ON INVESTMENTS:
Securities	(370,902,531)	(20,519,873)	(207,863,289)
Forward currency contracts	—	—	17,697,520
Foreign currency transactions	—	—	(234,854)
NET CHANGE IN UNREALIZED APPRECIATION/
DEPRECIATION ON INVESTMENTS	(370,902,531)	(20,519,873)	(190,400,623)
NET GAIN (LOSS) ON INVESTMENTS	(81,073,852)	3,294,342	(166,272,987)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(47,501,609)	$6,050,889	$(123,981,562)

* Net withholding taxes	$351,525	$—	$5,049,997

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2019 (Unaudited) and For the Year Ended September 30, 2018

	2019	2018
OPERATIONS:
Net investment income (loss)	$33,572,243	$71,816,199
Net realized gain (loss) on investments	289,828,679	909,162,450
Net change in unrealized
appreciation/depreciation on investments	(370,902,531)	(207,350,232)
Net increase (decrease) in net assets from operations	(47,501,609)	773,628,417
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(454,904,568)	(325,918,099)
Institutional Class	(417,831,240)	(244,900,065)
Total distributions (Note 5 & 7)	(872,735,808)	(570,818,164	)(1)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	69,544,445	(562,456,405)
TOTAL INCREASE (DECREASE)	(850,692,972)	(359,646,152)
NET ASSETS AT THE BEGINNING OF THE PERIOD	6,017,572,685	6,377,218,837
NET ASSETS AT THE END OF THE PERIOD	$5,166,879,713	$6,017,572,685	(2)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	7,760,341	(24,275,711)

(1)
For the year ended September 30, 2018, the Investor Class distributions include $27,598,884 from net investment income and $298,319,215 from net realized gains and the Institutional Class distributions include $25,132,954 from net investment income and $219,767,111 from net realized gains, respectively.

(2)	Includes undistributed net investment income of $54,077,007.

The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2019 (Unaudited) and For the Year Ended September 30, 2018

	2019	2018
OPERATIONS:
Net investment income (loss)	$2,756,547	$2,917,036
Net realized gain (loss) on investments	23,814,215	92,598,386
Net change in unrealized
appreciation/depreciation on investments	(20,519,873)	(23,746,718)
Net increase (decrease) in net assets from operations	6,050,889	71,768,704
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(48,819,988)	(83,628,121)
Institutional Class	(32,122,690)	(31,917,433)
Total distributions (Note 5 & 7)	(80,942,678)	(115,545,554	)(1)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	(28,028,015)	9,091,805
TOTAL INCREASE (DECREASE)	(102,919,804)	(34,685,045)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,068,665,167	1,103,350,212
NET ASSETS AT THE END OF THE PERIOD	$965,745,363	$1,068,665,167	(2)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	(811,067)	512,025

(1)
For the year ended September 30, 2018, the Investor Class distributions include $159,486 from net investment income and $83,468,635 from net realized gains and the Institutional Class distributions include $141,628 from net investment income and $31,775,805 from net realized gains, respectively.

(2)	Includes undistributed net investment income of $2,617,617.

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2019 (Unaudited) and For the Year Ended September 30, 2018

	2019	2018
OPERATIONS:
Net investment income (loss)	$42,291,425	$109,611,982
Net realized gain (loss) on investments	24,127,636	297,820,180
Net change in unrealized
appreciation/depreciation on investments	(190,400,623)	(221,944,886)
Net increase (decrease) in net assets from operations	(123,981,562)	185,487,276
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(197,796,066)	(85,120,898)
Institutional Class	(258,555,391)	(46,413,264)
Total distributions (Note 5 & 7)	(456,351,457)	(131,534,162	)(1)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	265,851,565	(847,004,361)
TOTAL INCREASE (DECREASE)	(314,481,454)	(793,051,247)
NET ASSETS AT THE BEGINNING OF THE PERIOD	7,313,201,879	8,106,253,126
NET ASSETS AT THE END OF THE PERIOD	$6,998,720,425	$7,313,201,879	(2)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	9,305,123	(25,144,360)

(1)
For the year ended September 30, 2018, the Investor Class distributions include $14,619,661 from net investment income and $70,501,237 from net realized gains and the Institutional Class distributions include $8,859,217 from net investment income and $37,554,047 from net realized gains, respectively.

(2)	Includes undistributed net investment income of $144,869,166.

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class
	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2019		2018		2017		2016	2015	2014
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$22.85		$22.17		$20.20		$20.00	$22.21	$20.52
Income from
investment operations:
Net investment
income (loss)(1)	0.12		0.24		0.15		0.21	0.19	0.19
Net realized and
unrealized gain (loss)
on investments	(0.39)		2.43		3.30		2.04	(0.17)	2.92
Total from
investment operations	(0.27)		2.67		3.45		2.25	0.02	3.11
Less distributions:
Distributions from net
investment income	(0.28)		(0.17)		(0.23)		(0.21)	(0.18)	(0.18)
Distributions from net
realized gains	(3.23)		(1.82)		(1.25)		(1.84)	(2.05)	(1.24)
Total from distributions	(3.51)		(1.99)		(1.48)		(2.05)	(2.23)	(1.42)
Net asset value,
end of period	$19.07		$22.85		$22.17		$20.20	$20.00	$22.21
TOTAL RETURN	0.10	%(2)	12.67%		17.86%		12.36%	(0.54%)	15.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	2,593,552		3,155,818		3,856,953		6,576,109	8,499,224	9,217,399
Ratio of expenses to
average net assets	0.83	%(3)	0.85%		0.86%		0.90%	0.93%	0.94%
Ratio of net investment
income (loss) to
average net assets	1.21	%(3)	1.07%		0.71%		1.09%	0.87%	0.87%
Portfolio turnover rate	8	%(2)(4)	25	%(4)	16	%(4)	17%	18%	31%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	(Unaudited)
	For the
	Six Month				For the Period from
	Period Ending		Year Ended		October 31, 2016* to
	March 31, 2019		September 30, 2018		September 30, 2017
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period	$22.85		$22.18		$19.73
Income from investment operations:
Net investment income (loss)(1)	0.13		0.27		0.16
Net realized and unrealized
gain (loss) on investments	(0.39)		2.43		3.77
Total from investment operations	(0.26)		2.70		3.93
Less distributions:
Distributions from net
investment income	(0.32)		(0.21)		(0.23)
Distributions from net realized gains	(3.23)		(1.82)		(1.25)
Total from distributions	(3.55)		(2.03)		(1.48)
Net asset value, end of period	$19.04		$22.85		$22.18
TOTAL RETURN	0.15	%(2)	12.82%		20.76	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,573,328		2,861,755		2,520,266
Ratio of expenses to
average net assets	0.69	%(3)	0.71%		0.72	%(3)
Ratio of net investment income
(loss) to average net assets	1.35	%(3)	1.20%		0.81	%(3)
Portfolio turnover rate	8	%(2)(4)	25	%(4)	16	%(2)(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class
	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2019		2018		2017		2016	2015	2014
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$27.55		$28.83		$25.42		$25.05	$29.12	$29.05
Income from
investment operations:
Net investment
income (loss)(1)	0.07		0.06		0.00	*	(0.01)	0.01	0.04
Net realized and
unrealized gain (loss)
on investments	0.06		1.80		4.69		2.84	(0.74)	2.91
Total from
investment operations	0.13		1.86		4.69		2.83	(0.73)	2.95
Less distributions:
Distributions from net
investment income	(0.10)		(0.01)		0.00	*	—	(0.02)	(0.13)
Distributions from
net realized gains	(2.15)		(3.13)		(1.28)		(2.46)	(3.32)	(2.75)
Total from distributions	(2.25)		(3.14)		(1.28)		(2.46)	(3.34)	(2.88)
Net asset value,
end of period	$25.43		$27.55		$28.83		$25.42	$25.05	$29.12
TOTAL RETURN	1.45	%(2)	6.92%		18.96%		12.61%	(3.38%)	10.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	556,369		635,174		825,176		944,654	1,243,777	1,407,840
Ratio of expenses to
average net assets	1.04	%(3)	1.04%		1.06%		1.12%	1.17%	1.18%
Ratio of net investment
income (loss) to
average net assets	0.54	%(3)	0.23%		0.00%		(0.06%)	0.04%	0.14%
Portfolio turnover rate	13	%(2)(4)	26	%(4)	26	%(4)	17%	29%	33%

*	Amount is less than $0.005.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	(Unaudited)
	For the
	Six Month				For the Period from
	Period Ending		Year Ended		October 31, 2016* to
	March 31, 2019		September 30, 2018		September 30, 2017
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period	$27.59		$28.85		$24.72
Income from investment operations:
Net investment income (loss)(1)	0.08		0.10		0.03
Net realized and unrealized
gain (loss) on investments	0.06		1.79		5.39
Total from investment operations	0.14		1.89		5.42
Less distributions:
Distributions from net
investment income	(0.13)		(0.02)		(0.01)
Distributions from net realized gains	(2.15)		(3.13)		(1.28)
Total from distributions	(2.28)		(3.15)		(1.29)
Net asset value, end of period	$25.45		$27.59		$28.85
TOTAL RETURN	1.53	%(2)	7.02%		22.43	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	409,376		433,491		278,174
Ratio of expenses to average net assets	0.93	%(3)	0.94%		0.97	%(3)
Ratio of net investment income
(loss) to average net assets	0.67	%(3)	0.37%		0.12	%(3)
Portfolio turnover rate	13	%(2)(4)	26	%(4)	26	%(2)(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class
	(Unaudited)
	For the
	Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2019		2018		2017		2016	2015	2014
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$33.80		$33.59		$30.67		$27.63	$28.64	$26.34
Income from
investment operations:
Net investment
income (loss)(1)	0.18		0.48		0.32		0.29	0.25	0.30
Net realized and
unrealized gain (loss)
on investments	(0.82)		0.28		3.72		3.27	(0.30)	2.74
Total from
investment operations	(0.64)		0.76		4.04		3.56	(0.05)	3.04
Less distributions:
Distributions from net
investment income	(1.32)		(0.10)		(0.91)		(0.51)	(0.58)	(0.19)
Distributions from net
realized gains	(0.81)		(0.45)		(0.21)		(0.01)	(0.38)	(0.55)
Total from distributions	(2.13)		(0.55)		(1.12)		(0.52)	(0.96)	(0.74)
Net asset value,
end of period	$31.03		$33.80		$33.59		$30.67	$27.63	$28.64
TOTAL RETURN	(1.46	%)(2)	2.27%		13.66%		13.07%	(0.19%)	11.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	2,889,547		3,267,841		5,369,580		5,025,742	2,305,968	474,358
Ratio of expenses to
average net assets:
Before expenses
reimbursement	0.91	%(3)	0.90%		0.91%		0.94%	0.98%	1.03%
After expenses
reimbursement	0.91	%(3)	0.90%		0.91%		0.94%	0.98%	1.00%
Ratio of net investment income
(loss) to average net assets:
Before expenses
reimbursement	1.19	%(3)	1.43%		1.02%		1.01%	0.87%	1.05%
After expenses
reimbursement	1.19	%(3)	1.43%		1.02%		1.01%	0.87%	1.08%
Portfolio turnover rate	4	%(2)(4)	21	%(4)	26	%(4)	16%	9%	22%

(1)	Net investment income (loss) per share was calculated using the average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	(Unaudited)
	For the
	Six Month				For the Period from
	Period Ending		Year Ended		October 31, 2016* to
	March 31, 2019		September 30, 2018		September 30, 2017
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period	$33.86		$33.62		$30.36
Income from investment operations:
Net investment income (loss)(1)	0.20		0.49		0.35
Net realized and unrealized
gain (loss) on investments	(0.82)		0.31		4.04
Total from investment operations	(0.62)		0.80		4.39
Less distributions:
Distributions from net
investment income	(1.38)		(0.11)		(0.92)
Distributions from net realized gains	(0.81)		(0.45)		(0.21)
Total from distributions	(2.19)		(0.56)		(1.13)
Net asset value, end of period	$31.05		$33.86		$33.62
TOTAL RETURN	(1.37	%)(2)	2.40%		14.95	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	4,109,173		4,045,361		2,736,673
Ratio of expenses to average net assets	0.76	%(3)	0.76%		0.77	%(3)
Ratio of net investment income
(loss) to average net assets	1.32	%(3)	1.44%		1.19	%(3)
Portfolio turnover rate	4	%(2)(4)	21	%(4)	26	%(2)(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using the average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Unaudited)

(1) Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The Predecessor Common Stock Fund commenced operations on December 18, 1981. The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981.

Effective October 31, 2016, the Funds offer two classes of shares (Investor and Institutional).  The Institutional Class has the same management fee as the Investor Class and does not have a shareholder servicing plan.  A higher investment minimum is required for the Institutional Class than the Investor Class.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The Board of Directors (the “Board”) may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such Class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The Funds follow the investment company accounting and financial reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Financial Services – Investment Companies” Topic 946 (“ASC 946”). The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

(a)
Each security is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter, including U.S. Treasury securities are valued at the close price, if not close, then at the latest bid price. Bank deposits are valued at acquisition cost

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

which approximates fair value. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. The foreign markets in which the International Fund may invest are sometimes open on days when the New York Stock Exchange is not open and the International Fund does not calculate its net asset value. For securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of March 31, 2019, there were no securities that were internally fair valued.

The Funds apply the provisions of the FASB Accounting Standards Codification “Fair Value Measurement” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of March 31, 2019, based on the inputs used to value them:

		Large Cap	Common Stock	International	International
		Fund	Fund	Fund	Fund
		Investments	Investments	Investments	Other Financial
Valuations		in Securities	in Securities	in Securities	Instruments*
Level 1 —	Common Stocks	$4,772,828,243	$814,405,280	$1,604,757,507	$—
	Bank Deposit
	Account	391,706,122	74,453,919	399,845,312	—
	Total Level 1	5,164,534,365	888,859,199	2,004,602,819	—
Level 2 —	Common Stocks	—	—	4,060,416,787	—
	Preferred Stocks	—	—	562,868,228	—
	U.S. Treasury Securities	—	74,778,417	299,113,670	—
	Forward Currency
	Contracts	—	—	—	40,158,488
	Total Level 2	—	74,778,417	4,922,398,685	40,158,488
Level 3 —		—	—	—	—
Total		$5,164,534,365	$963,637,616	$6,927,001,504	$40,158,488

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(c)
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective date of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest,

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Funds record the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were eight forward currency contracts outstanding during the six month period ending March 31, 2019. These contracts are not subject to master netting agreements.  For Non-Deliverable Forward Currency Contracts (“Contract”) the International Fund posts collateral, in the form of cash or cash equivalents to a segregated account at the custodian when the Contract is in an unrealized loss position. When the Contract is in an unrealized gain position, the counterparty posts collateral to a segregated account at the custodian.

The fair value of the forward currency contracts as of March 31, 2019, is included in the following location on the Statements of Assets and Liabilities for the International Fund:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized	$40,158,488	Unrealized	$—
contracts	appreciation on		depreciation on
	forward currency		forward currency
	contracts		contracts

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

Realized and unrealized gains and losses on forward currency contracts entered into during the six month period ending March 31, 2019, are recorded in the following location on the Statements of Operations for the International Fund:

		Realized		Unrealized
	Location	Gain	Location	Appreciation
Forward currency	Net realized	$106,492,435	Net change in	$17,697,520
contracts	gain (loss) on		unrealized appreciation/
	forward currency		depreciation on
	contracts		forward currency
contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized on the Statements of Assets and Liabilities for the International Fund. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper or securities issued in a private placement. The Funds did not hold any restricted securities as of March 31, 2019.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund, Common Stock Fund and International Fund and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the six month period ending March 31, 2019, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2019, open Federal tax years include the prior four fiscal tax years ended September 30, 2018.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Common Company expenses are typically allocated evenly between the Funds of the Company, or by other equitable means.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI” or the “Adviser”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Under the terms of the current Advisory agreements, effective as of January 1, 2019, the Adviser is entitled to receive a fee.  The fee is computed daily and payable at the end of each month.  The following annual percentages of each Fund’s average daily net assets are used:

•	Large Cap Fund: 0.65% of the assets from $0 - $2.5 billion; 0.60% of the assets from $2.5 - $5.0 billion; and 0.55% of the assets over $5.0 billion.

•	Common Stock Fund: 0.85% of the assets from $0 - $500 million; 0.80% of the assets from $500 million - $1.0 billion; 0.75% of the assets over $1.0 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

Prior to January 1, 2019, the Adviser was entitled to the following annual percentages of each Fund’s average daily net assets:

•	Large Cap Fund: 0.70% of the assets from $0 - $2.5 billion; 0.65% of the assets from $2.5 - $5.0 billion; and 0.60% of the assets over $5.0 billion.

•	Common Stock Fund: 0.90% of the assets from $0 - $500 million; 0.85% of the assets from $500 million - $1.0 billion; 0.80% of the assets over $1.0 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective Investment Advisory or operating expenses limitation agreements, FMI will reimburse the Funds for expenses as follows:

	Investor Class Expense Cap	Institutional Class Expense Cap
Large Cap Fund	1.20%	1.10%
Common Stock Fund	1.30%	1.20%
International Fund	1.75%	1.65%

For the six month period ending March 31, 2019, there were no contractual or voluntary reimbursements required for the Funds.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan, if implemented, provides that the applicable Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan would be paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the six month period ending March 31, 2019, no such expenses were charged to the shareholders of either Fund as the Funds had not implemented the Plan.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At March 31, 2019, no person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s Investor Class and Institutional Class shares, on a combined basis, or who acknowledges the existence of control.

(3)	Shareholder Servicing Plan —

The Funds have adopted a Shareholder Servicing Plan pursuant to which Investor Class shares may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or an annual per account rate approved by the Board.  The Board may also authorize the Funds to pay for shareholder services outside of the plan.

For the six month period ending March 31, 2019, shareholder servicing fees incurred are disclosed on the Statements of Operations.

(4)	Loan Agreements —

U.S. Bank, N.A. (the “Bank”) has made available to the Company a $725,000,000 umbrella credit facility, pursuant to the loan agreement (the “Agreement”) effective May 31, 2018 for the FMI Funds, Inc. for the purposes of having cash available to satisfy redemption requests and is subject to certain restrictions and covenants. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. During the six month period ending March 31, 2019, none of the Funds borrowed against the Agreement. The Agreement is subject to renewal on May 30, 2019.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(5)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 14, 2018, the following distributions were declared and paid to shareholders of records of the respective Funds on December 13, 2018:

	Large Cap	Common Stock	International
	Fund	Fund	Fund
Net Investment Income (Investor Class)	$36,930,954	$2,127,363	$122,561,241
Per Share Amount (Investor Class)	$0.28495797	$0.09787281	$1.31768912
Net Investment Income (Institutional Class)	$38,023,564	$1,898,929	$163,096,017
Per Share Amount (Institutional Class)	$0.32287040	$0.13496736	$1.38198555
Short-Term Realized Gain (Investor Class)	$11,609,694	$1,945,807	$21,250,510
Per Share Amount (Investor Class)	$0.08958	$0.08952	$0.22847
Short-Term Realized Gain (Institutional Class)	$10,549,592	$1,259,514	$26,963,080
Per Share Amount (Institutional Class)	$0.08958	$0.08952	$0.22847
Long-Term Realized Gain (Investor Class)	$406,363,920	$44,746,818	$53,984,315
Per Share Amount (Investor Class)	$3.13549	$2.05865	$0.58040
Long-Term Realized Gain (Institutional Class)	$369,258,084	$28,964,247	$68,496,294
Per Share Amount (Institutional Class)	$3.13549	$2.05865	$0.58040

(6)	Investment Transactions —

For the six month period ending March 31, 2019, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$414,369,995	$101,331,683	$455,348,255
Sales	1,129,806,855	163,675,544	269,038,396

(7)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2018:

				Net
				Unrealized		Distribu-
				Appreciation	Distribu-	table
		Gross	Gross	(Depreciation)	table	Long-Term
	Cost of	Unrealized	Unrealized	on	Ordinary	Capital
	Investments	Appreciation(1)	Depreciation(1)	Investments(1)	Income	Gains
Large Cap
Fund	$4,224,709,461	$1,873,678,531	$(82,818,842)	$1,790,859,689	$54,077,007	$754,057,468
Common
Stock Fund	819,468,183	259,364,979	(10,239,865)	249,125,114	5,531,385	55,481,143
International
Fund	6,588,653,341	966,043,404	(288,884,936)	677,158,468	215,600,865	122,480,790

(1)	Represents amounts of investments in securities, forward currency contracts and foreign currency transactions.

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(7)	Income Tax Information — (Continued)

The tax components of dividends paid during the six month period ending March 31, 2019 and the year ended September 30, 2018 are as follows:

	March 31, 2019		September 30, 2018
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions*	Distributions	Distributions*	Distributions
Large Cap Fund	$97,113,804	$775,622,004	$114,435,755	$456,382,409
Common Stock Fund	7,231,613	73,711,065	7,371,196	108,174,358
International Fund	333,870,848	122,480,609	77,844,252	53,689,910

* For federal income tax purposes, distributions on short-term capital gains are treated as ordinary income distributions.

(8)	Fund Share Transactions —

	For the Six Month Period Ending		Year Ended
	March 31, 2019 (Unaudited)		September 30, 2018
Large Cap Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	7,070,167	$132,514,893	15,959,831	$351,482,480
Institutional Class	22,196,508	414,635,964	43,371,692	959,561,391
Reinvestment of dividends
and distributions
Investor Class	25,191,103	443,363,404	14,976,434	320,345,924
Institutional Class	23,563,684	414,013,932	9,580,898	204,743,793
Redemptions
Investor Class	(34,380,364)	(656,396,535)	(66,813,081)	(1,477,547,863)
Institutional Class	(35,880,757)	(678,587,213)	(41,351,485)	(921,042,130)
Total Investor Class	(2,119,094)	(80,518,238)	(35,876,816)	(805,719,459)
Total Institutional Class	9,879,435	150,062,683	11,601,105	243,263,054
Net increase (decrease)	7,760,341	$69,544,445	(24,275,711)	$(562,456,405)

	For the Six Month Period Ending		Year Ended
	March 31, 2019 (Unaudited)		September 30, 2018
Common Stock Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	1,282,216	$31,486,043	2,467,515	$67,536,887
Institutional Class	3,176,811	78,403,722	6,454,683	176,730,909
Reinvestment of dividends
and distributions
Investor Class	2,098,189	47,544,954	3,065,085	80,979,549
Institutional Class	1,387,411	31,452,601	1,200,184	31,732,855
Redemptions
Investor Class	(4,564,009)	(109,450,596)	(11,092,470)	(304,874,594)
Institutional Class	(4,191,685)	(107,464,739)	(1,582,972)	(43,013,801)
Total Investor Class	(1,183,604)	(30,419,599)	(5,559,870)	(156,358,158)
Total Institutional Class	372,537	2,391,584	6,071,895	165,449,963
Net increase (decrease)	(811,067)	$(28,028,015)	512,025	$9,091,805

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019 (Unaudited)

(8)	Fund Share Transactions — (Continued)

	For the Six Month Period Ending		Year Ended
	March 31, 2019 (Unaudited)		September 30, 2018
International Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	13,369,802	$406,370,690	19,281,104	$652,780,810
Institutional Class	31,847,645	973,052,903	61,141,653	2,074,033,083
Reinvestment of dividends
and distributions
Investor Class	6,716,995	194,725,691	2,493,933	83,646,506
Institutional Class	8,632,709	250,348,567	1,335,977	44,848,765
Redemptions
Investor Class	(23,658,319)	(717,516,776	(84,969,353)	(2,875,792,372)
Institutional Class	(27,603,709)	(841,129,510)	(24,427,674)	(826,521,153)
Total Investor Class	(3,571,522)	(116,420,395)	(63,194,316)	(2,139,365,056)
Total Institutional Class	12,876,645	382,271,960	38,049,956	1,292,360,695
Net increase (decrease)	9,305,123	$265,851,565	(25,144,360)	$(847,004,361)

(9)	Subsequent Events —

Management has evaluated related events and transactions that occurred subsequent to March 31, 2019, through the date of issuance of the Funds’ financial statements and has determined there are no subsequent events or transactions.

FMI Funds, Inc.
ADDITIONAL INFORMATION (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the Commission’s website. The Funds’ Forms N-Q or Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the row entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, as described above. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited) (Continued)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
Investor Class
Actual Beginning Account Value 10/01/18	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 3/31/19	$1,001.00	$1,014.50	$985.40
Actual Expenses Paid
During Period* 10/01/18-3/31/19	$4.14	$5.22	$4.50
Hypothetical Beginning
Account Value 10/01/18	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 3/31/19	$1,020.79	$1,019.75	$1,020.39
Hypothetical Expenses Paid
During Period* 10/01/18-3/31/19	$4.18	$5.24	$4.58
Annualized Expense Ratio*	0.83%	1.04%	0.91%
Institutional Class
Actual Beginning Account Value 10/01/18	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 3/31/19	$1,001.50	$1,015.30	$986.30
Actual Expenses Paid
During Period* 10/01/18-3/31/19	$3.44	$4.67	$3.76
Hypothetical Beginning
Account Value 10/01/18	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 3/31/19	$1,021.49	$1,020.29	$1,021.14
Hypothetical Expenses Paid
During Period* 10/01/18-3/31/19	$3.48	$4.68	$3.83
Annualized Expense Ratio*	0.69%	0.93%	0.76%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2018 and March 31, 2019).

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited)

On December 21, 2018, the Directors of FMI Funds, Inc. approved the continuation of the investment advisory agreements for the FMI Common Stock Fund (the “Common Stock Fund”), the FMI Large Cap Fund (the “Large Cap Fund”) and the FMI International Fund (the “International Fund”).  (The Common Stock Fund, the Large Cap Fund and the International Fund are sometimes referred to herein as a “Fund” and, collectively, as the “Funds”).  In advance of approving the continuation of the investment advisory agreements, the Directors who are not “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met with their independent legal counsel.  They discussed with their independent legal counsel, in executive session, a memorandum describing their fiduciary duties with respect to approving the continuation of the investment advisory agreements and the relevant factors for their consideration of the investment advisory agreements.  As part of the discussion regarding the fiduciary duties of the Directors, the Independent Directors confirmed their understanding of the need to have asked about, and received answers to, any matters that they believe are relevant to determining whether to approve the continuation of the investment advisory agreements.

The Independent Directors also reviewed and discussed with their independent legal counsel, in executive session, all of the materials that the Funds’ investment adviser, Fiduciary Management, Inc. (the “Adviser”), had provided to the Independent Directors to assist them in their consideration of the investment advisory agreement (collectively, the “15(c) Material”).  Following this review, they concluded that the 15(c) Material addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Adviser under the investment advisory agreements, and that the 15(c) Material provided them with an understanding of the investment advisory agreements and the services that the Adviser provides the Funds.

The Independent Directors then met in general session to discuss the 15(c) Material with the other Directors and management of the Funds.  In discussing the 15(c) Material with management of the Funds, management highlighted various sections of the 15(c) Material and addressed the questions and comments of the Directors to their satisfaction.  The Directors confirmed that in considering the investment advisory agreements, they focused on the following items, among others:

•
The nature and quality of the investment advisory services provided by the Adviser, including the Adviser’s organization and operations, financial condition and stability and ownership structure; and the terms of the investment advisory agreements and how the services performed by the Adviser under the investment advisory agreements differ from those performed for other accounts managed by the Adviser.

•	A comparison of the fees and expenses of the Funds to other similar funds, including a comparison of the Funds’ total expenses and the total expense ratios.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Funds, and whether existing breakpoints are appropriate.

•	The costs and profitability of the Funds to the Adviser.

•	The independence, expertise, care, and conscientiousness of the Board of Directors.

•	Short-term and long-term investment performance of the Funds.

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee under the investment advisory agreements).

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session both before and after their general session with the other Directors and management of the Funds.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The material considerations and determinations of the Directors, including all of the Independent Directors, are described below:

Nature and Quality of Investment Advisory Services

The Directors concluded that the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser are good, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Funds’ operations are conducted in compliance with applicable laws, rules and regulations.  They believe that the following factors support these conclusions: (1) the Directors determined that the Adviser has sufficient and knowledgeable staff and resources to carry out the Adviser’s research-intensive approach, based on discussions with management and various presentations by portfolio managers and research analysts; (2) the Directors noted that the Adviser’s senior management have extensive backgrounds and experience in the investment management industry; (3) the Directors believe that the personnel servicing the Funds are well qualified, based on their interactions with management, portfolio managers and research analysts at various meetings of the Board of Directors; (4) the Directors believe that the Adviser has been responsible for selecting and effectively overseeing service providers to the Funds that are respected in the industry and provide valuable services to the Funds; and (5) the Directors noted that the Adviser actively works to ensure that the Funds’ cost structure remains competitive.

Comparative Fees and Expenses

The Directors concluded that the expense ratios of the Funds are within the range of comparable mutual funds, and that the Funds’ fees are reasonable.  They believe that the following factors support these conclusions: (1) the peer group comparative fee and expense analysis for the Common Stock Fund show that its net expense ratio and advisory fee are within a reasonable range of industry averages; (2) the peer group comparative fee and expense analysis for the Large Cap Fund show that its net expense ratio and advisory fee are within a reasonable range of industry averages; (3) the peer group comparative fee and expense analysis for the International Fund show that its net expense ratio and advisory fee are within a reasonable range of industry averages; (4) the Directors noted that the Adviser has actively taken steps to ensure the net expense ratio and fees remain reasonable by negotiating lower fees with service providers and, from time to time, capping total expenses of a Fund or reducing the investment advisory fees of a Fund; and (5) the Directors noted that the Funds provided positive risk-adjusted, relative performance during periods of stock market decline, as the Funds’ performance was better than the market during such periods, as intended by the Funds’ principal investment strategies.

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

Comparison of Fee Structures of Other Accounts

The Directors concluded that the differential in advisory fees between the Funds and the separate accounts managed by the Adviser is reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients is reasonable.  They believe that the following factors support these conclusions: (1) management of a mutual fund involves more comprehensive and substantive duties than the management of institutional separate accounts or sub-advised funds; (2) separate accounts and sub-advised funds do not present equivalent compliance or litigation risk to the Adviser, as separate accounts or sub-advised funds engage the Adviser for investment management services and client service only; (3) the adviser to sub-advised funds assumes some of the cash flow management duties for such funds, and it assumes the board maintenance, and most operational and compliance obligations and third-party oversight for such funds; and (4) the Adviser absorbs all costs in excess of the fees paid by the Funds for sub-transfer agent services performed by the intermediaries, which results in the cost of obtaining, retaining and servicing shareholders for the Funds being significantly higher than the costs for separately managed accounts.

Performance

The Directors concluded that the performance of the Funds, adjusting for risk, has been satisfactory on a relative basis and more than satisfactory on an absolute basis.  They continue to believe that the Adviser’s discipline should lead to favorable results in the long-term, and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.  They believe that the following factors support these conclusions: (1) while the Common Stock Fund has underperformed the benchmark Russell 2000 within the last ten years, it has outperformed its benchmark since inception, and has had good performance on an absolute basis; (2) while the Large Cap Fund has underperformed the benchmark S&P 500 within the last ten years, it has outperformed its benchmark since inception, and has had good performance on an absolute basis; (3) the International Fund has outperformed both the MSCI EAFE (USD) and MSCI EAFE (Local) benchmarks for three years, five years and since inception, and has good absolute performance; (4) the Directors believe that the underperformance of the Common Stock Fund and the Large Cap Fund in more recent periods is in line with their investment strategies, as they are not expected to outperform in a bull market; (5) the Directors noted with approval that the Common Stock Fund and the Large Cap Fund continue to have good absolute performance; and (6) the Directors noted that the Funds provided positive risk-adjusted, relative performance during periods of stock market decline, with the Directors concluding that they believe the Funds are producing the positive risk adjusted returns that would be expected from their more conservative investment strategies.

Costs and Profitability

The Directors concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.  They believe that the following factors support these conclusions: (1) the peer group comparative fee and expense analysis for the Funds show that their net expense ratios and advisory fees are within a reasonable range of industry averages; (2) the shareholder service fees paid to intermediaries by the Adviser for the benefit of the Funds significantly reduce the pre-tax profit margin to the Adviser, which results in the pre-tax

FMI Funds, Inc.
ADVISORY AGREEMENTS (Unaudited) (Continued)

profit margin for the Funds being lower than the pre-tax profit margin for all other clients of the Adviser on an aggregate basis; and (3) the Adviser’s pre-tax profit margin for the Funds compares reasonably to several publicly traded companies that the Directors reviewed.

Economies of Scale

The Directors concluded that the current fees and breakpoints were appropriate.  They noted favorably the Adviser’s decision to voluntarily reduce the investment advisory fee for the Common Stock Fund and the Large Cap Fund, to keep those Funds more competitive in the marketplace.  The Directors believe that the following factors support the conclusion that the current fees and breakpoints are appropriate: (1) some variable costs, such as accounting, administration, custody and management fees are on a sliding scale relative to asset size; (2) as the Funds’ assets have risen over the fiscal years, the Funds’ expense ratios have fallen primarily as a consequence of the Adviser’s renegotiation of service contracts and the addition of management fee breakpoints; and (3) the fact that the Adviser has made significant investments into the Funds’ portfolio management and research teams.

Fall-Out Benefits

The Directors concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.  They believe that the following factors support this conclusion: (1) although the Adviser could derive benefits from the conversion of Fund shareholders into separate account clients, the Funds also could benefit from potential institutional shareholders who might choose to invest in the Funds because they want the Adviser’s services, but do not meet minimum separate account size requirements; (2) the Directors believe the research, analytical, statistical and other information and services provided by brokers are merely supplemental to the Adviser’s own efforts in the performance of its duties under the investment advisory agreements; and (3) the Funds could benefit from the Adviser’s use of soft dollars generated with respect to its separate account clients, and from reputational benefits as a result of the Funds’ association with the Adviser.

Conclusion

After reviewing the 15(c) Material, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, concluded that the investment advisory arrangements between the Funds and the Adviser were fair and reasonable and that the continuation of the investment advisory agreements would be in the best interest of the Funds and their shareholders.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited)

Performance for Period Ended March 31, 2019

			Average Annual Total Returns
	3	1	3	5	10	Since	Inception
FMI FUND / INDEX	Months(1)	Year	Year	Year	Year	Inception	Date
Large Cap –Investor Class	10.68%	7.64%	11.75%	9.07%	14.28%	9.01%	12-31-01
S&P 500	13.65%	9.50%	13.51%	10.91%	15.92%	7.53%	12-31-01
Large Cap – Institutional Class	10.70%	7.79%	N/A	N/A	N/A	13.74%	10-31-16
S&P 500	13.65%	9.50%	13.51%	10.91%	15.92%	14.96%	10-31-16
Common Stock – Investor Class	15.12%	5.43%	10.90%	6.98%	14.60%	11.78%	12-18-81
Russell 2000	14.58%	2.05%	12.92%	7.05%	15.36%	10.25%	12-18-81
Common Stock – Institutional Class	15.16%	5.55%	N/A	N/A	N/A	12.55%	10-31-16
Russell 2000	14.58%	2.05%	12.92%	7.05%	15.36%	12.74%	10-31-16
International – Investor Class	8.38%	1.48%	7.02%	5.74%	N/A	8.42%	12-31-10
MSCI EAFE Net (USD)	9.98%	-3.71%	7.27%	2.33%	8.96%	4.43%	12-31-10
MSCI EAFE Net (LOC)	10.59%	2.83%	8.53%	5.98%	9.75%	6.98%	12-31-10
International – Institutional Class	8.41%	1.63%	N/A	N/A	N/A	6.38%	10-31-16
MSCI EAFE Net (USD)	9.98%	-3.71%	7.27%	2.33%	8.96%	7.91%	10-31-16
MSCI EAFE Net (LOC)	10.59%	2.83%	8.53%	5.98%	9.75%	7.85%	10-31-16

(1)  Returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.

As of the Funds’ Prospectus dated January 31, 2019, the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Investor Class annual operating expense ratios are: 0.80%, 0.99% and 0.90%, respectively.  The FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Institutional Class annual operating expense ratios are: 0.66%, 0.89%, and 0.76%, respectively.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk and Liquidity Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 31, 2019.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

The Dow Jones Industrial Average (DJIA) is an index that tracks thirty large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ. The DJIA is designed to serve as a proxy for the broader U.S. economy.

The Standard and Poor’s 500 Index (S&P 500) consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency (LOC) as well as in U.S. Dollars (USD).  The concept of a LOC calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

All of the above indices are unmanaged. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.  It is not possible to invest directly into an index.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

GLOSSARY

EBIT – Earnings Before Interest & Tax – an indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization –  net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EPS – Earnings per Share – the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

EV/Sales – Enterprise-Value-To-Sales – a valuation measure that compares the enterprise value of a company to the company’s sales. EV/sales gives investors an idea of how much it costs to buy the company’s sales.

GDP – Gross Domestic Product is the monetary value of all finished goods and services produced within a country’s borders in a specific time period.

Net Debt-to-EBITDA – measurement of the total amount of outstanding company debt as a percentage of EBITDA. The ratio is an indicator of the company’s ability to pay its debt.

P/E ratio – Price-to-earnings ratio – the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Price-to-sales ratio – Price-to-sales ratio is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues. It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

ROIC – Return on Invested Capital – a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Sum-of-the-parts valuation – a process of valuing a company by determining what its aggregate divisions would be worth if they were spun off or acquired by another company.

Reference definitions found at Investopedia.com

Distributed by Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	PATRICK J. ENGLISH
ROBERT C. ARZBAECHER	REBECCA W. HOUSE
JOHN S. BRANDSER	PAUL S. SHAIN
LAWRENCE J. BURNETT	ROBERT J. VENABLE

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds, Inc.

1-800-811-5311
www.fmifunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)    The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing of this report, based on their evaluation of the Registrant’s disclosure controls and procedures.

(b)
There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) There was no change in registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By       /s/John S. Brandser
John S. Brandser, President/Principal Executive Officer

Date    April 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/John S. Brandser
John S. Brandser, President/Principal Executive Officer

Date    April 22, 2019

By       /s/John S. Brandser
John S. Brandser, Treasurer/Principal Financial Officer

Date    April 22, 2019